Exhibit 10.4
Execution Version

AMENDMENT NO. 5 TO
FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 5 (this “Amendment”) dated as of November 14, 2014, is made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Agreement”), is made by and among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as initial Servicer (the “Servicer”), the Conduit Purchasers party hereto, the Committed Purchasers party hereto, the Managing Agents party hereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENTS:
(1)    The parties hereto are parties to the Agreement.
(2)    Subject to the terms set forth herein, the parties hereto have agreed to amend the Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
SECTION 1.    Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Agreement is hereby amended as follows:
1.1    Clause (p) of Section 4.1 of the Agreement is amended and restated in its entirety to read as follows:
(p)    Not an Investment Company. Such Seller Party is not, and after giving effect to the transactions contemplated hereby, will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute. The Seller is not a “covered fund” under the Volker Rule and in determining that the Seller is not a covered fund, the Seller, among other things, either (x) does not rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or Section 3(c)(7) of the Investment Company Act of 1940, as amended or (y) is entitled to the benefit of the exclusion for loan securitizations in the Volcker Rule under 10 C.F.R. 248.10(c)(8).
1.2    Section 4.1 of the Agreement is hereby amended to (i) re-number clause (x) as clause (y) thereof and (ii) add the following new clause (x) immediately following clause (w) thereof:
(x)    Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by or on its behalf that are designed to achieve compliance by it and its Subsidiaries, if any, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and it and its Subsidiaries and their respective officers and employees acting in any capacity in connection with or directly benefitting from the transactions contemplated hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. Neither it nor any of its Subsidiaries nor, to its knowledge any of their respective directors, officers, employees, agents or affiliates is a Person that is, or is owned or controlled by any Person that is: (i) the subject of any international economic sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any governmental authority or regulatory body in Canada (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions.
1.3    Article IV of the Agreement is hereby amended to add the following new Section 4.3 at the end thereof:
Section 4.3    Representations and Warranties of McKesson Corporation. McKesson Corporation, as Originator and as initial Servicer, hereby represents and warrants to the Collateral Agent, the Managing Agents and the Purchasers, that:
(a)    Risk Retention. McKesson Corporation, as Originator, has, individually or through related entities, retained a material net economic interest in the Receivables in an amount at least equal to the percentage required under, and in a manner permitted by, Paragraph 1 of Article 405 of the European Union Capital Requirements Regulation, and has not entered into any credit risk mitigation or any short positions or any other hedge with respect to such net economic interest, other than any hedge, risk mitigation or contract of insurance not prohibited by the European Union Risk Retention Requirements.
(b)    Compliance with Representations. On and as of the date of each purchase of a Purchaser Interest hereunder and the date of each Reinvestment hereunder, McKesson Corporation, as Originator and as initial Servicer, hereby represents and warrants that the representations and warranties made by it set forth in this Section 4.3 are true and correct on and as of the date of such purchase or Reinvestment (and after giving effect to such purchase or Reinvestment) as though made on and as of each such date.
1.4    Clause (b) of Section 5.1 of the Agreement is hereby amended to insert the words “and Section 4.3” immediately following the words “set forth in Section 4.1”.
1.5    The second sentence of Section 5.2 of the Agreement is hereby amended to insert the words “and Section 4.3” immediately following the words “set forth in Section 4.1”.
1.6    Article VI of the Agreement is hereby amended to add the following new Section 6.3 at the end thereof:
Section 6.3    Affirmative Covenants of McKesson Corporation. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, McKesson Corporation, as Originator and as initial Servicer, hereby covenants that McKesson Corporation, as Originator, individually or through related entities, shall (i) retain a net economic interest in the Receivables in an amount at least equal to the percentage required under, and in a manner permitted by, Paragraph 1 of Article 405 of the European Union Capital Requirements Regulation, (ii) not enter into any credit risk mitigation or any short positions or any other hedge with respect to such net economic interest, other than any hedge, risk mitigation or contract of insurance not prohibited by the European Union Risk Retention Requirements and (iii) subject to any duty of confidentiality shall promptly furnish to each Managing Agent which has elected to receive such information on behalf of its Purchaser Group such information regarding McKesson Corporation, as Originator and as initial Servicer, the Seller and the credit quality and performance of the Receivables as any member of such Purchaser Group may from time to time reasonably request in order to enable the members of such Purchaser Group to comply with their obligations under Article 406 of the European Union Capital Requirements Regulation with respect to the transactions contemplated by the Transaction Documents.

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1.7    Section 6.2 of the Agreement is hereby amended to add the following new clause (g) at the end thereof:
(g)    Anti-Corruption Laws and Sanctions.  Such Seller Party shall not, directly or indirectly, use the proceeds of any Incremental Purchase, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, in each case, (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in any Purchaser Interests).
1.8    The definition of “Special Obligor” appearing in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:
“Special Obligor” means Wal-Mart Stores, Inc., CVS/Caremark Corporation, Target Corporation, Safeway, Inc. and such other Special Obligors as may be designated by the Managing Agents from time to time.
1.9    The definition of “Facility Termination Date” appearing in Exhibit I to the Agreement is amended by deleting the reference to “November 14, 2014” therein and substituting the date “November 14, 2016” therefor.
1.10    Exhibit I of the Agreement is amended to insert the following definitions in appropriate alphabetical order therein:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller, the Servicer, the Originator or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.
“European Union Risk Retention Requirements” means Part 5 (Articles 404-410) of the European Union Capital Requirements Regulation, Commission Delegated Regulation CEU) No 625/2014 of 13 March 2014 and Commission Delegated Regulation CEU) No 602/2014 of 4 June 2014, as the same may be amended or re-enacted from time to time and any guidelines or related documents published from time to time in relation thereto by the European Banking Authority (or any predecessor or successor agency or authority) and the European Commission.
“European Union Capital Requirements Regulation” means the European Union Capital Requirements Regulation (Regulation (EU) No 575/2013).
“Sanctions” has the meaning specified in Section 4.1(x).
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

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1.11    Schedule A to the Receivables Purchase Agreement is amended and restated in its entirety as set forth on Annex A hereto.
1.12    McKesson Corporation, individually, hereby joins as a party to the Agreement solely for the purposes of making the representations and warranties and covenants in Sections 4.3 and 6.3.
SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Collateral Agent shall have received executed counterparts of this Amendment from the parties hereto.
SECTION 3.    Representations and Warranties of the Seller and the Servicer. Each of the Seller and the Servicer represents and warrants as to itself as follows:
3.1    The execution and delivery by such Person of this Amendment are within its corporate or limited liability company powers, as applicable, and authority and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on its part.
3.2    This Amendment has been duly executed and delivered by such Person.
3.3    No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Amendment.
3.4    This Amendment and the Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
3.5    Both before and after the effectiveness of this Amendment, the covenants, representations and warranties of such Person set forth in the Agreement and each other Transaction Document to which it is a party, are true and correct in all material respects as of the date hereof.
3.6    Both before and after the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or a Potential Amortization Event.
SECTION 4.    Reference to and the Effect on the Agreement.
4.1    On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement and each reference to the Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.
4.2    Each of the Seller and the Servicer hereby agrees that, except as expressly amended above, the Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.

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SECTION 5.    Costs and Expenses. As provided in Section 9.3 of the Agreement, the Seller agrees to pay on demand all reasonable costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Collateral Agent, the Managing Agents and the Purchasers with respect thereto and with respect to advising the Collateral Agent, the Managing Agents and the Purchasers as to their respective rights and responsibilities hereunder and thereunder.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts other than Sections 5-1401 and 5-1402 of the General Obligations Law) of the State of New York.

Remainder of Page Intentionally Left Blank

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CGSF FUNDING CORPORATION, as the Seller

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	President

McKESSON CORPORATION, as the Servicer

By:	/s/ Willie C. Bogan
Name:	Willie C. Bogan
Title:	Secretary

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as the Collateral Agent and as a Managing Agent

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	Vice President

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Managing Agent

By:	/s/ Eugene Dempsey
Name:	Eugene Dempsey
Title:	Director

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION
as a Committed Purchaser and as Managing Agent

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

BANK OF AMERICA, N.A.,
as a Committed Purchaser and a Managing Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

FIFTH THIRD BANK,
as a Committed Purchaser and as Managing Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Director

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as a Conduit Purchaser

By:	/s/ Damian A. Perez
Name:	Damian A. Perez
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL”, NEW YORK BRANCH, as a Committed Purchaser and a Managing Agent

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Stephen G. Adams
Name:	Stephen G. Adams
Title:	Managing Director

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Committed Purchaser and as a Managing Agent

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

Signature Page to Amendment No. 5 to
Fourth Amended and Restated Receivables Purchase Agreement

Annex A

SCHEDULE A
PURCHASER GROUPS AND COMMITMENTS

Purchaser Group	Conduit Purchaser(s)	Purchaser Group Type	Committed Purchaser(s)	Commitment	Purchaser Group Limit
BTMU Purchaser Group	Gotham Funding Corporation	CP Funding Purchaser Group	The Bank of Tokyo- Mitsubishi UFJ Ltd., New York Branch	$300,000,000	$300,000,000
Scotia Purchaser Group	Liberty Street Funding LLC	CP Funding Purchaser Group	The Bank of Nova Scotia	$250,000,000	$250,000,000
Rabobank Purchaser Group	Nieuw Amsterdam Receivables Corporation	CP Funding Purchaser Group	Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	$250,000,000	$250,000,000
Fifth Third Purchaser Group	N/A	Bank Funding Purchaser Group	Fifth Third Bank	$150,000,000	$150,000,000
Bank of America Purchaser Group	N/A	Bank Funding Purchaser Group	Bank of America, N.A.	$150,000,000	$150,000,000
Wells Fargo Purchaser Group	N/A	Bank Funding Purchaser Group	Wells Fargo Bank, National Association	$150,000,000	$150,000,000
PNC Purchaser Group	N/A	Bank Funding Purchaser Group	PNC Bank, National Association	$100,000,000	$100,000,000
TOTAL				$1,350,000,000	$1,350,000,000

AMENDMENT NO. 4 TO
FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 4 (this “Amendment”) dated as of January 30, 2014, is made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Agreement”), is made by and among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as initial Servicer (the “Servicer”), the Conduit Purchasers party hereto, the Committed Purchasers party hereto, the Managing Agents party hereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENTS:
(1) The parties hereto are parties to the Agreement.
(2) Subject to the terms set forth herein, the parties hereto have agreed to amend the Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Agreement is hereby amended as follows:
Section 8.2(c)(x)(v) of the Agreement is amended by deleting each reference therein to “October 23, 2013” and substituting therefor the date “January 23, 2014”.
The definition of “Celesio Bridge Facility” appearing in Exhibit I to the Agreement is amended by deleting the reference therein to “October 23, 2013” and substituting therefor the date “January 23, 2014”.
Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Collateral Agent shall have received executed counterparts of this Amendment from the parties hereto.
Representations and Warranties of the Seller and the Servicer. Each of the Seller and the Servicer represents and warrants as to itself as follows:
The execution and delivery by such Person of this Amendment are within its corporate or limited liability company powers, as applicable, and authority and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on its part.
This Amendment has been duly executed and delivered by such Person.
No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Amendment.
This Amendment and the Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

Both before and after the effectiveness of this Amendment, the covenants, representations and warranties of such Person set forth in the Agreement and each other Transaction Document to which it is a party, are true and correct in all material respects as of the date hereof.
Both before and after the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or a Potential Amortization Event.
Reference to and the Effect on the Agreement.
On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement and each reference to the Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.
Each of the Seller and the Servicer hereby agrees that, except as expressly amended above, the Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.
Costs and Expenses. As provided in Section 9.3 of the Agreement, the Seller agrees to pay on demand all reasonable costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Collateral Agent, the Managing Agents and the Purchasers with respect thereto and with respect to advising the Collateral Agent, the Managing Agents and the Purchasers as to their respective rights and responsibilities hereunder and thereunder.
Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts other than Sections 5-1401 and 5-1402 of the General Obligations Law) of the State of New York.
Remainder of Page Intentionally Left Blank

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CGSF FUNDING CORPORATION, as the Seller

By:	/s/ Nicholas A. Loiacono
Name:	Nicholas A. Loiacono
Title:	President

McKESSON CORPORATION, as the Servicer

By:	/s/ Willie C. Bogan
Name:	Willie C. Bogan
Title:	Secretary

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as the Collateral Agent and as a Managing Agent

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	Vice President

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Managing Agent

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION
as a Committed Purchaser and as Managing Agent

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

BANK OF AMERICA, N.A.,
as a Committed Purchaser and a Managing Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

FIFTH THIRD BANK,
as a Committed Purchaser and as Managing Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as a Conduit Purchaser

By:	/s/ David DeAngelis
Name:	Davis DeAngelis
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL”, NEW YORK BRANCH, as a Committed Purchaser and a Managing Agent

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Dana Hartman
Name:	Dana Hartman
Title:	Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Committed Purchaser and as a Managing Agent

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Assistant Vice President

AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 3 (this “Amendment”) dated as of November 15, 2013, is made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Agreement”), is made by and among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as initial Servicer (the “Servicer”), the Conduit Purchasers party hereto, the Committed Purchasers party hereto, the Managing Agents party hereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENTS:
(1) The parties hereto are parties to the Agreement.
(2) Subject to the terms set forth herein, the parties hereto have agreed to amend the Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
SECTION 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Agreement is hereby amended as follows:
1.1. The lead-in to Section 6.1(a) of the Agreement is amended and restated in its entirety to read as follows:
“(a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Material Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles (or, with respect to Celesio, in accordance with either generally accepted accounting principles or IFRS), and furnish to the Collateral Agent and the Managing Agents:”
1.2. Section 7.7 of the Agreement is amended and restated in its entirety to read as follows:
“Section 7.7 Financial Covenant. McKesson agrees that it will, as of the end of each calendar month, maintain a ratio of Total Debt to Total Capitalization of not greater than 0.65 to 1.00.”
1.3. Section 8.2 of the Agreement is amended to insert the following as new clause (c) immediately following clause (b) thereof:
“(c) Notwithstanding the foregoing, during the period beginning on the “Closing Date” (as defined under the Celesio Bridge Facility) and ending on the later of (i) 90 days from and including the “Closing Date” and (ii) 60 days following the discovery by an Authorized Officer of a Seller Party of a Celesio Default (as defined below), which discovery occurs within the time period referred to in clause (i) (the “Clean-up Period”), none of the Collateral Agent or any Purchaser may (x) declare that a Potential Amortization Event or an Amortization Event has occurred (and no such Potential Amortization Event or

Amortization Event will be deemed to otherwise exist hereunder during the Clean-Up Period), or (y) terminate the Commitments or declare the Amortization Date to have occurred as a result solely of one or more Potential Amortization Events or Amortization Events described in Section 8.1(c) or (d), in each case, insofar as it relates to Celesio or any of its Subsidiaries (including for the avoidance of doubt any Potential Amortization Event or Amortization Event arising under Section 8.1(c) with respect to the Relevant Obligations of Celesio) (a “Celesio Default”); provided, that:
(x) the event or circumstance giving rise to such Celesio Default, or the result of such Celesio Default, (i) directly relates to Celesio or any of its Subsidiaries (or any of their businesses, assets or liabilities), (ii) is capable of being cured or remedied during the Clean-up Period and (subject to any restrictions and limitations on the influence that Dragonfly GmbH & Co. KGaA, a partnership limited by shares incorporated under the laws of Germany (“Bidco”) may exercise as shareholder of Celesio pursuant to mandatory German corporate law) commercially reasonable steps are taken by McKesson or Bidco to remedy it, (iii) could not reasonably be expected to have a Material Adverse Effect, (iv) has not been procured or approved by McKesson or Bidco, and (v) was either not known by an Authorized Officer of McKesson prior to October 23, 2013 or was disclosed or otherwise described in the financial statements and reports of Celesio publicly filed prior to October 23, 2013; and
(y) that the Collateral Agent and the Purchasers shall be entitled to exercise any and all rights and remedies granted to them hereunder and under the Transaction Documents with respect to any such Potential Amortization Event or Amortization Event that is still in existence after the expiration of the Clean-up Period;
provided, further, however that this Section 8.2(c) shall not apply to any Celesio Default if either (x) the Celesio Bridge Facility is in effect and the event or condition giving rise to such Celesio Default would result in an “Event of Default” (as defined in the Celesio Bridge Facility) thereunder and the “Clean-up Period” (as defined in the Celesio Bridge Facility) does not apply with respect to such event or condition or (y) the Revolving Credit Agreement is in effect and the event or condition giving rise to such Celesio Default would result in an “Event of Default” (as defined in the Revolving Credit Agreement) thereunder and the “Clean-up Period” (as defined in the Revolving Credit Agreement) does not apply with respect to such event or condition.”
1.4. Clauses (c) and (d) of clause (iii) of the definition of “Regulatory Change” appearing in Section 9.2(a) are amended and restated in their entirety to read as follows:
“(c) the second Basel Accord prepared by the Basel Committee on Banking Supervision, as updated from time to time (“Basel II”) and the third Basel Accord prepared by the Basel Committee on Banking Supervision, as updated from time to time (“Basel III”); or (d) or any existing or future rules, regulations, guidance, interpretations, requests or directives from any Regulatory Authority relating to the FAS 166/167 Capital Guidelines, the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel II or Basel III (whether or not having the force of law).”
1.5. Section 9.3 of the Agreement is amended and restated in its entirety to read as follows:
“Section 9.3 Other Costs and Expenses. Seller shall pay to the Collateral Agent, the Managing Agents and the Purchasers on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, all rating agency fees, costs and expenses incurred by any Purchaser or Managing Agent, the cost of the Purchasers’

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auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for the Purchasers, the Managing Agents and the Collateral Agent (which such counsel may be employees of the Purchasers, the Managing Agents or the Collateral Agent) with respect thereto and with respect to advising the Purchasers, the Managing Agents and the Collateral Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Collateral Agent or the relevant Managing Agent, within ten (10) days following demand therefor, any and all costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.”
1.6. Section 12.2 of the Agreement is amended and restated in its entirety to read as follows:
“Section 12.2 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or facsimile numbers set forth below:
If to the Seller:
CGSF Funding Corporation
One Post Street
San Francisco, California 94104
If to the Servicer:
McKesson Corporation
One Post Street
San Francisco, California 94104
If to the Collateral Agent:
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
1251 Avenue of the Americas
New York, New York 10020
Attention: Luna K. Mills
If to any Managing Agent:
The address set forth on Schedule B hereto
If to any Purchaser:
The address of the related Managing Agent set forth on Schedule B hereto

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or, in each case, at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 12.2. Seller hereby authorizes the Collateral Agent to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Collateral Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Collateral Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Collateral Agent, the records of the Collateral Agent shall govern absent manifest error.”
1.7. Section 12.13(a) of the Agreement is amended and restated in its entirety to read as follows:
“(a) BTMU Roles. Each of the Committed Purchasers acknowledges that BTMU acts, or may in the future act, (i) as administrative agent or administrative trustee for one or more of the Conduit Purchasers, (ii) as Managing Agent for one or more of the Conduit Purchasers, (iii) as issuing and paying agent for one or more Conduit Purchaser’s Commercial Paper, (iv) to provide credit or liquidity enhancement for the timely payment for one or more Conduit Purchaser’s Commercial Paper and (v) to provide other services from time to time for some or all of the Purchasers (collectively, the “BTMU Roles”). Without limiting the generality of this Section 12.13(a) , each Committed Purchaser hereby acknowledges and consents to any and all BTMU Roles and agrees that in connection with any BTMU Role, BTMU may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent or administrative trustee for the related Conduit Purchasers, and the giving of notice of a mandatory purchase pursuant its Liquidity Agreement.”
1.8. The definition of “CP Rate” appearing in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:
“CP Rate” means, with respect to any Conduit Purchaser for any Tranche Period, the per annum rate equivalent to the weighted average cost (as determined by the related Managing Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Pooled Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, other borrowings by such Conduit Purchaser (other than under any commercial paper program support agreement) and any other costs associated with the issuance of Pooled Commercial Paper) of or related to the issuance of Pooled Commercial Paper that are allocated, in whole or in part, by such Conduit Purchaser or its Managing Agent to fund or maintain its Purchaser Interests during such Tranche Period; provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Conduit Purchaser for such Purchaser Interest for such Tranche Period, such Conduit Purchaser shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.
1.9. The definition of “Daily/30 Day LIBOR Rate” appearing in Exhibit I to the Agreement is deleted in its entirety.
1.10. The definition of “Facility Termination Date” appearing in Exhibit I to the Agreement is amended by deleting the reference to “November 15, 2013” therein and substituting the date “November 14, 2014” therefor.

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1.11. The definition of “JPMorgan Chase” appearing in Exhibit I to the Agreement is deleted in its entirety.
1.12. Exhibit I of the Agreement is amended to insert the following definitions in appropriate alphabetical order therein:
“BTMU” means The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch.
“Celesio” means Celesio AG, a stock corporation incorporated under the laws of Germany.
“Celesio Bridge Facility” means that certain Senior Bridge Term Loan Agreement, dated as of October 23, 2013, among McKesson, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.
“IFRS” means International Financial Reporting Standards, as published by the International Accounting Standards Board.
1.13. Schedule B to the Agreement is amended and restated as set forth on Annex II to this Amendment.
SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, (a) the Collateral Agent shall have received executed counterparts of this Amendment from the parties hereto, (b) the Collateral Agent and each Managing Agent shall have received each of the items listed on Annex I hereto, in form and substance reasonably satisfactory to the Collateral Agent and the Managing Agents, and (c) each Managing Agent (or, with respect to PNC Bank, National Association, to PNC Capital Markets LLC), shall have received payment of the Commitment Fee payable to such Managing Agent on the date hereof under the Fee Letter.
SECTION 3. Representations and Warranties of the Seller and the Servicer. Each of the Seller and the Servicer represents and warrants as to itself as follows:
3.1. The execution and delivery by such Person of this Amendment are within its corporate or limited liability company powers, as applicable, and authority and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on its part.
3.2. This Amendment has been duly executed and delivered by such Person.
3.3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Amendment.
3.4. This Amendment and the Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
3.5. Both before and after the effectiveness of this Amendment, the covenants, representations and warranties of such Person set forth in the Agreement and each other Transaction Document to which it is a party, are true and correct in all material respects as of the date hereof.

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3.6. Both before and after the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or a Potential Amortization Event.
SECTION 4. Reference to and the Effect on the Agreement.
4.1. On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement and each reference to the Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.
4.2. Each of the Seller and the Servicer hereby agrees that, except as expressly amended above, the Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.
SECTION 5. Costs and Expenses. As provided in Section 9.3 of the Agreement, the Seller agrees to pay on demand all reasonable costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Collateral Agent, the Managing Agents and the Purchasers with respect thereto and with respect to advising the Collateral Agent, the Managing Agents and the Purchasers as to their respective rights and responsibilities hereunder and thereunder.
SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts other than Sections 5-1401 and 5-1402 of the General Obligations Law) of the State of New York.
Remainder of Page Intentionally Left Blank

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CGSF FUNDING CORPORATION, as the Seller

By:	/s/ Nicholas Loiacono
Name:	Nicholas Loiacono
Title:	President

McKESSON CORPORATION, as the Servicer

By:	/s/ Willie C. Bogan
Name:	Willie C. Bogan
Title:	Secretary
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

GOTHAM FUNDING CORPORATION, as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as the Collateral Agent and as a Managing Agent

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	Vice President
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Managing Agent

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION as a Committed Purchaser and as Managing Agent

By:	/s/ Jason Rising
Name:	Jason Rising
Title:	Senior Vice President
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

BANK OF AMERICA, N.A., as a Committed Purchaser and a Managing Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

FIFTH THIRD BANK, as a Committed Purchaser and as Managing Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Purchaser

By:	/s/ Damian Perez
Name:	Damian Perez
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Purchaser and a Managing Agent

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Dana Hartman
Name:	Dana Hartman
Title:	Executive Director
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Committed Purchaser and as a Managing Agent

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President
Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

Annex I to Amendment No. 3
to Fourth Amended and Restated Receivables Purchase Agreement
McKesson Corporation
November 15, 2013
Closing Checklist1

Servicer:	McKesson Corporation (“McKesson”)

Seller:	CGSF Funding Corporation (“CGSF”)

Collateral Agent:	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”)

Resigning Collateral Agent	JPMorgan Chase Bank, N.A. (“JPMorgan”)

Departing Managing Agent/Committed Purchaser:	JPMorgan

Departing Conduit Purchaser:	Jupiter Securitization Company LLC

Counsel to McKesson:	Morrison & Foerster LLP (“Morrison”)

Counsel to JPMorgan:	Sidley Austin LLP (“Sidley”)
PRINCIPAL DOCUMENTS

1
Instrument of Resignation and Appointment of Collateral Agent and Termination and Joinder Agreement among Seller, Servicer, the Departing Managing Agent/Committed Purchaser, the Departing Conduit Purchaser, the Resigning Collateral Agent, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and the Collateral Agent

2
Amendment No. 3 to Fourth Amended and Restated Receivables Purchase Agreement among the Seller, the Servicer, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and the Collateral Agent

3	Twelfth Amended and Restated Fee Letter among the Seller, the Collateral Agent and the Managing Agents

1	Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Fourth Amended and Restated Receivables Purchase Agreement.

4	DACA Notice Letters regarding Collateral Agent assignment for the following account banks:
(a) Wells Fargo Bank, National Association
(b) U.S. Bank National Association
(c) Bank of America, N.A.
UCC MATTERS

5	UCC Amendments reflecting BTMU as secured party in respect of financing statements filed against Seller

6	UCC Amendments reflecting BTMU as secured party in respect of financing statements filed against Originator

7	UCC Search Report of UCC Financing Statements filed against Seller

8	UCC Search Report of UCC Financing Statements filed against Originator

9	Tax Lien and Judgment Search Report against Seller

10	Tax Lien and Judgment Search Report against Originator
LEGAL OPINIONS

11	Reliance Letter of Morrison in connection with May 18, 2011 Legal Opinions with respect to (i) Enforceability and Perfection Issues, (ii) True Sale Issues and (iii) Nonconsolidation Issues

12	Reliance Letter of McKesson in connection with May 18, 2011 Legal Opinion
MISCELLANEOUS

13	Good standing certificates and certified charters for Seller and McKesson
POST-CLOSING MATTERS

14	Post-filing UCC lien search reports evidencing the recording of the above UCC amendments

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Receivables Purchase Agreement

Annex II to Amendment No. 3
to Fourth Amended and Restated Receivables Purchase Agreement
SCHEDULE B
PURCHASER GROUP NOTICE

Purchaser Group	Notice Address

BTMU Purchaser Group	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, New York 10020 Attn: Luna K. Mills

Scotia Purchaser Group	The Bank of Nova Scotia One Liberty Plaza New York, New York 10006 Attn: Peter Gartland

Rabobank Purchaser Group	Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch 245 Park Avenue, 37th Floor New York, New York 10167 Attn: Transaction Management

Bank of America Purchaser Group	Bank of America, N.A. 214 North Tryon Street NC1-027-21-04 Charlotte, NC 28202 Attn: Securitization Finance Group

PNC Purchaser Group	PNC Bank, National Association Three PNC Plaza, 4th Floor 255 Fifth Avenue Pittsburgh, Pennsylvania 15222-2707 Attn: Robyn Reeher

Fifth Third Purchaser Group	Fifth Third Bank 38 Fountain Square Plaza MD 109046 Cincinnati, OH 45202 Attn: Asset Securitization Group

Wells Fargo Purchaser Group	Wells Fargo Bank, National Association 1100 Abernathy Road Suite 1600 Atlanta, GA 30328 Attn: Elizabeth Wagner / Tim Brazeau

AMENDMENT NO. 2 TO
FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 2 to FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 15, 2013, to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Agreement”), is made by and among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as initial Servicer (the “Servicer”), the Conduit Purchasers hereto, the Committed Purchasers party hereto, the Managing Agents party hereto, Bank of America, N.A., as departing Committed Purchaser (the “Departing Committed Purchaser”) and as departing Managing Agent (the “Departing Managing Agent”), Wells Fargo Bank, National Association, as new Committed Purchaser (the “New Committed Purchaser”) and as new Managing Agent (the “New Managing Agent”), and JPMorgan Chase Bank, N.A. (“JPMorgan”) (successor by merger to Bank One, NA (Main Office Chicago)), as Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENTS:
(1) The parties hereto are parties to the Agreement.
(2) Each of the Departing Managing Agent and the Departing Committed Purchaser desires to cease being a party to the Agreement.
(3) Each of the New Managing Agent and the New Committed Purchaser desires to join and become party to the Agreement.
(4) Subject to the terms set forth herein, the parties hereto have agreed to amend the Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
SECTION 1. Termination of Departing Committed Purchaser and Departing Managing Agent.
1.1. On the date hereof, the Seller shall remit to the Departing Managing Agent, by wire transfer of immediately available funds to such account as may be specified by the Departing Managing Agent, in the amount set forth in the final invoice dated as of May 15, 2013 and delivered by the Departing Managing Agent to the Seller on May 14, 2013 (such amount, the “Termination Amount”) in payment of all accrued and unpaid Obligations owing to the Departing Committed Purchaser and the Departing Managing Agent as of the date hereof.
1.2. Upon receipt of the Termination Amount, each of the Departing Committed Purchaser and the Departing Managing Agent shall relinquish its respective rights and be released from its obligations under the Agreement and cease to be a party thereto (except for those rights and obligations which by the express terms of the Agreement or the other Transaction Documents would survive the termination thereof).

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1.3. Each of the Departing Committed Purchaser and the Departing Managing Agent acknowledges and agrees that notwithstanding the terms of that certain Tenth Amended and Restated Fee Letter, dated as of May 18, 2011 (the “Existing Fee Letter”), by and among the Borrower, the Departing Managing Agent and the other Managing Agents party thereto, the consent of the Departing Managing Agent shall not be required in order to amend, restate, supplement or otherwise modify, or waive any provision of or provide any consent under, the Existing Fee Letter.
SECTION 2. Joinder of New Purchaser Group.
2.1. The parties hereto acknowledge and agree that, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, there shall be created a new Purchaser Group under the Agreement (the “New Purchaser Group”) consisting of the New Managing Agent and the New Committed Purchaser. Each of the New Managing Agent and the New Committed Purchaser shall be referred to in this Section 2 as a “New Party” and all of the foregoing shall be referred to collectively as the “New Parties.”
2.2. By executing and delivering this Amendment, each New Party confirms to and agrees with the Collateral Agent, the Managing Agents and the Purchasers as follows:
(i) none of the Collateral Agent, the Managing Agents or the Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or the financial condition of the Seller or the Servicer, or the performance or observance by the Seller or the Servicer of any of their respective obligations under the Agreement or any other instrument or document furnished pursuant thereto;
(ii) each New Party confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become party to the Agreement;
(iii) each New Party will, independently and without reliance upon the Collateral Agent, any Managing Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement;
(iv) the New Committed Purchaser appoints and authorizes the New Managing Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to a Managing Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article X of the Agreement;
(v) each New Party appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article X of the Agreement; and
(vi) the New Committed Purchaser agrees (for the benefit of the parties hereto and the other Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Purchaser designated as a Committed Purchaser.
2.3. The signature page to this Amendment for the New Purchaser Group sets forth administrative information with respect to the New Purchaser Group.

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SECTION 3. Amendments. Effective as of the date hereof and subject to the payment of the Termination Amount and the satisfaction of the conditions precedent set forth in Section 4 hereof, the Agreement is hereby amended as follows:
3.1. Section 1.2(a) shall be amended by deleting the phrase “two (2)” in the proviso at the end thereof, and replacing it with the phrase “three (3)”.
3.2. Section 6.2(d) of the Agreement is amended by inserting the following at the beginning thereof: “Except as permitted under Section 7.2(d) ,”.
3.3. Section 7.2(d) is amended by amending and restating the first sentence thereof to read in its entirety as follows:
“The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable or amend or otherwise modify the security agreement (or the provisions of any other agreement providing for a security interest in collateral), if any, securing any Receivable, as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment or amendment or modification shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Collateral Agent or the Purchasers under this Agreement.”.
3.4. The definition of “Facility Termination Date” appearing in Exhibit I to the Agreement is amended by deleting the reference to “May 15, 2013” therein and substituting the date “November 15, 2013” therefor.
3.5. Schedule A to the Agreement is amended and restated in its entirety as set forth on Annex I to this Amendment.
SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, (a) the Collateral Agent shall have received executed counterparts of this Amendment from the parties hereto, and (b) each Managing Agent (or, with respect to PNC Bank, National Association, to PNC Capital Markets LLC), shall have received payment, by wire transfer of immediately available funds to the account specified on Schedule A to the Fee Letter, a one-time, nonrefundable fully earned upfront fee in an amount equal to the product of (i) 0.025% and (ii) the Purchaser Group Limit of its related Purchaser Group on the date hereof for the account of the Purchasers in its related Purchaser Group.
SECTION 5. Representations and Warranties of the Seller and the Servicer. Each of the Seller and the Servicer represents and warrants as to itself as follows:
5.1. The execution and delivery by such Person of this Amendment are within its corporate or limited liability company powers, as applicable, and authority and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on its part.
5.2. This Amendment has been duly executed and delivered by such Person.
5.3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Amendment.
5.4. This Amendment and the Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

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5.5. Both before and after the effectiveness of this Amendment, the covenants, representations and warranties of such Person set forth in the Agreement and each other Transaction Document to which it is a party, are true and correct in all material respects as of the date hereof.
5.6. Both before and after the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or a Potential Amortization Event.
SECTION 6. Reference to and the Effect on the Agreement.
6.1. On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement and each reference to the Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.
6.2. Each of the Seller and the Servicer hereby agrees that, except as expressly amended above, the Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.
SECTION 7. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Collateral Agent, the Managing Agents and the Purchasers with respect thereto and with respect to advising the Collateral Agent, the Managing Agents and the Purchasers as to their respective rights and responsibilities hereunder and thereunder.
SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts other than Sections 5-1401 and 5-1402 of the General Obligations Law) of the State of New York.
Remainder of Page Intentionally Left Blank

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CGSF FUNDING CORPORATION, as the Seller

By:	/s/ Nicholas Loiacono
Name:	Nicholas Loiacono
Title:	President

McKESSON CORPORATION, as the Servicer

By:	/s/ Willie C. Bogan
Name:	Willie C. Bogan
Title:	Secretary
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

JUPITER SECURITIZATION COMPANY LLC (as successor in interest to JS SILOED TRUST), as a Conduit Purchaser

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, a Managing Agent and as Collateral Agent

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Executive Director
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Managing Agent

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Managing Agent

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	Vice President
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as a Conduit Purchaser

By:	/s/ Kevin Burns
Name:	Kevin Burns
Title:	President

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL”, NEW YORK BRANCH,
as a Committed Purchaser and a Managing Agent

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Dana Hartman
Name:	Dana Hartman
Title:	Executive Director
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as a Committed Purchaser and as Managing Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Senior Vice President
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

FIFTH THIRD BANK,
as a Committed Purchaser and as Managing Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a New Committed Purchaser and as New Managing Agent

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

Address for notices: 6 Concourse Parkway, NE
Suite 1450

Atlanta, GA 30328
Attn:	Elizabeth Wagner
Tim Brazeau
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

BANK OF AMERICA, N.A.,
as Departing Committed Purchaser and a Departing Managing Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President
Signature Page to Amendment No. 2 to
Fourth Amended and Restated Receivables Purchase Agreement

SCHEDULE A
PURCHASER GROUPS AND COMMITMENTS

Purchaser Group	Conduit Purchaser(s)	Purchaser Group Type	Committed Purchaser(s)	Commitment	Purchaser Group Limit
JPMorgan Purchaser Group	Jupiter Securitization Company LLC	CP Funding Purchaser Group	JPMorgan Chase Bank, N.A.	$275,000,000	$275,000,000
BTMU Purchaser Group	Gotham Funding Corporation	CP Funding Purchaser Group	The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch	$250,000,000	$250,000,000
Scotia Purchaser Group	Liberty Street Funding LLC	CP Funding Purchaser Group	The Bank of Nova Scotia	$200,000,000	$200,000,000
PNC Purchaser Group	Market Street Funding LLC	CP Funding Purchaser Group	PNC Bank, National Association	$175,000,000	$175,000,000
Fifth Third Purchaser Group	N/A	Bank Funding Purchaser Group	Fifth Third Bank	$150,000,000	$150,000,000
Rabobank Purchaser Group	Nieuw Amsterdam Receivables Corporation	CP Funding Purchaser Group	Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	$150,000,000	$150,000,000
Wells Fargo Purchaser Group	N/A	Bank Funding Purchaser Group	Wells Fargo Bank, National Association	$150,000,000	$150,000,000

TOTAL				$1,350,000,000	$1,350,000,000

Execution Version
AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 1 to FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 16, 2012, to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (as amended supplemented or otherwise modified from time to time prior to the date hereof, the “Agreement”), is made by and among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as initial Servicer (the “Servicer”), the Conduit Purchasers hereto, the Committed Purchasers party hereto, the Managing Agents party hereto, Bryant Park Funding LLC (the “Departing Conduit Purchaser”), HSBC Bank PLC (the “Departing Committed Purchaser” and, together with the Departing Conduit Purchaser, the “Departing Purchasers”), HSBC Securities (USA), Inc. (the “Departing Managing Agent”), and JPMorgan Chase Bank, N.A. (“JPMorgan”) (successor by merger to Bank One, NA (Main Office Chicago)), as Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENTS:
(1) The parties hereto are parties to the Agreement.
(2) Each of the Departing Purchasers and the Departing Managing Agent desires to cease being a party to the Agreement.
(3) Subject to the terms set forth herein, the parties hereto have agreed to amend the Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
SECTION 1. Termination of Departing Purchasers and Departing Agent.
1.1 On the date hereof, the Seller shall remit to the Departing Managing Agent, by wire transfer of immediately available funds to such account as may be specified by the Departing Managing Agent, in the amount set forth in the final invoice dated as of May 16, 2012 and delivered by the Departing Managing Agent to the Seller on May 14, 2012 (such amount, the “Termination Amount”) in payment of all accrued and unpaid Obligations owing to the Departing Conduit Purchaser, the Departing Committed Purchaser and the Departing Managing Agent as of the date hereof.
1.2 Upon receipt of the Termination Amount, each of the Departing Conduit Purchaser, the Departing Committed Purchaser and the Departing Managing Agent shall relinquish its respective rights and be released from its obligations under the Agreement and cease to be a party thereto (except for those rights and obligations which by the express terms of the Agreement or the other Transaction Documents would survive the termination thereof).
1.3 Each of the Departing Conduit Purchaser, the Departing Committed Purchaser and the Departing Managing Agent acknowledge and agree that notwithstanding the terms of that certain Tenth Amended and Restated Fee Letter, dated as of May 18,

2011 (the “Existing Fee Letter”), by and among the Borrower, the Departing Managing Agent and the other Managing Agents party thereto, the consent of the Departing Managing Agent shall not be required in order to amend, restate, supplement or otherwise modify, or waive any provision of or provide any consent under, the Existing Fee Letter.
SECTION 2. Amendments. Effective as of the date hereof and subject to the payment of the Termination Amount and the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agreement is hereby amended as follows:
2.1 Section 1.2(a) is hereby amended by replacing the phrase “each Managing Agent”, where it appears in the first line thereof, with the phrase “the Collateral Agent (which shall provide a copy to each Managing Agent)”.
2.2 Section 1.3 is hereby amended by replacing the phrase “each Managing Agent”, where it appears in the first line thereof, with the phrase “the Collateral Agent (which shall provide a copy to each Managing Agent)”.
2.3 Section 1.4 is hereby amended by replacing the phrase “to the related Managing Agent, for the account of such Purchaser, at its account and in accordance with its payment instructions set forth on Schedule A to the Fee Letter (as such account and instructions may be amended from time to time by written notice from such Managing Agent to each Seller Party)”, where it appears beginning in the fifth line thereof, with the phrase “to the Collateral Agent who shall promptly forward such amount to the related Managing Agent, for the account of such Purchaser, at its account and in accordance with its payment instructions set forth on Schedule A to the Fee Letter (as such account and instructions may be amended from time to time by written notice from such Managing Agent to each Seller Party and the Collateral Agent)”.
2.4 Section 2.1 is hereby amended by replacing the phrase “each Managing Agent”, where it appears in the second line thereof, with the phrase “the Collateral Agent (which shall promptly forward such amount to the applicable Managing Agent)”.
2.5 Section 2.2(b) is hereby amended as follows:
(i) by replacing the phrase “Managing Agents’ respective accounts”, where it appears in the second line thereof, with the phrase “Collateral Agent (which shall promptly forward to the Managing Agents)”;
(ii) by replacing the phrase “Managing Agents’ respective accounts”, where it appears in the ninth line thereof, with the phrase “Collateral Agent (which shall promptly forward to the Managing Agents)”; and
(iii) by replacing the phrase “Managing Agents’ respective accounts”, where it appears beginning in the fourteenth line thereof, with the phrase “Collateral Agent, which shall promptly forward to the Managing Agents,”.
2.6 Section 2.3 is hereby amended by replacing the phrase “Managing Agents’ respective accounts”, where it appears in the fourth line thereof, with the phrase “Collateral Agent (which shall promptly forward to the Managing Agents)”.
2.7 Section 2.6 is hereby amended by replacing the phrase “Managing Agents”, where it appears in the fourth line thereof, with the phrase “Collateral Agent (which shall promptly forward to the Managing Agents)”.
2.8 Section 3.2 is hereby amended by replacing the phrase “each Managing Agent (for the benefit of the applicable Purchasers)”, where it appears beginning in the first line thereof, with the phrase “Collateral Agent (which shall promptly forward to each Managing Agent, for the benefit of the applicable Purchasers)”.
2.9 The definition of “CP Rate” appearing in Exhibit I to the Agreement is amended and restated in its entirety as follows:
“CP Rate” means, (x) with respect to any Conduit Purchaser administered or managed by JPMorgan Chase for any Tranche Period, the Daily/30 Day LIBOR Rate in respect of each day during such Tranche Period; and (y) with respect to any other Conduit Purchaser for any Tranche Period, the

2

per annum rate equivalent to the weighted average cost (as determined by the related Managing Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Pooled Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, other borrowings by such Conduit Purchaser (other than under any commercial paper program support agreement) and any other costs associated with the issuance of Pooled Commercial Paper) of or related to the issuance of Pooled Commercial Paper that are allocated, in whole or in part, by such Conduit Purchaser or its Managing Agent to fund or maintain its Purchaser Interests during such Tranche Period; provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Conduit Purchaser for such Purchaser Interest for such Tranche Period, such Conduit Purchaser shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.
2.10 The definition of “Facility Termination Date” appearing in Exhibit I to the Agreement is amended by deleting the reference to “May 16, 2012” therein and substituting the date “May 15, 2013” therefor.
2.11 The definition of “Net Worth” appearing in Exhibit I to the Agreement is amended and restated in its entirety as follows:
“Net Worth” means (a) the sum of (i) capital stock, (ii) additional paid in capital, (iii) retained earnings (or minus accumulated deficits) and (iv) accumulated other comprehensive income, minus (b) treasury stock, in each case, of the Originator and its Subsidiaries determined on a consolidated basis in conformity with generally accepted accounting principles on such date.
2.12 Exhibit I to the Agreement is amended by adding the following new defined term in the appropriate alphabetical order therein:
“Daily/30 Day LIBOR Rate” shall mean, for any day, a rate per annum equal to the thirty (30) day London-Interbank Offered Rate appearing on the Bloomberg BBAM (British Bankers Association) Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by JPMorgan Chase, as Managing Agent, from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day or, if such day is not a LIBO Business Day, the immediately preceding LIBO Business Day. In the event that such rate is not available on any day at such time for any reason, then the “Daily/30 Day LIBOR Rate” for such day shall be the rate at which thirty (30) day U.S. Dollar deposits of $5,000,000 are offered by the principal London office of JPMorgan Chase in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such day; and if JPMorgan Chase, as Managing Agent, is for any reason unable to determine the Daily/30 Day LIBOR Rate in the foregoing manner or has determined in good faith that the Daily/ 30 Day LIBOR Rate determined in such manner does not accurately reflect the cost of acquiring, funding or maintaining a Purchaser Interest, the Daily/30 Day LIBOR Rate for such day shall be the Base Rate.
2.13 Schedule A to the Agreement is amended and restated in its entirety as set forth on Annex I to this Amendment.
SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, (a) the Collateral Agent shall have received executed counterparts of this Amendment from the parties hereto, and (b) each Managing Agent (or, with respect to PNC Bank, National Association, to PNC Capital Markets LLC), shall have received payment, by wire transfer of immediately available funds to the account specified on Schedule A to the Fee Letter, a one-time, nonrefundable fully earned upfront fee in an amount equal to the product of (i) 0.05% and (ii) the Purchaser Group Limit of its related Purchaser Group on the date hereof for the account of the Purchasers in its related Purchaser Group.

3

SECTION 4. Representations and Warranties of the Seller and the Servicer. Each of the Seller and the Servicer represents and warrants as to itself as follows:
4.1 The execution and delivery by such Person of this Amendment are within its corporate or limited liability company powers, as applicable, and authority and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on its part.
4.2 This Amendment has been duly executed and delivered by such Person.
4.3 No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Amendment.
4.4 This Amendment and the Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
4.5 Both before and after the effectiveness of this Amendment, the covenants, representations and warranties of such Person set forth in the Agreement and each other Transaction Document to which it is a party, are true and correct in all material respects as of the date hereof.
4.6 Both before and after the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or a Potential Amortization Event.
SECTION 5. Reference to and the Effect on the Agreement.
5.1 On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement and each reference to the Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.
5.2 Each of the Seller and the Servicer hereby agrees that, except as expressly amended above, the Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.
SECTION 6. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Collateral Agent, the Managing Agents and the Purchasers with respect thereto and with respect to advising the Collateral Agent, the Managing Agents and the Purchasers as to their respective rights and responsibilities hereunder and thereunder.
SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts other than Sections 5-1401 and 5-1402 of the General Obligations Law) of the State of New York.

4

Remainder of Page Intentionally Left Blank

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CGSF FUNDING CORPORATION, as the Seller

By:	/s/ Nicholas Loiacono
Name:	Nicholas Loiacono
Title:	President

McKESSON CORPORATION, as the Servicer

By:	/s/ Willie C. Bogan
Name:	Willie C. Bogan
Title:	Secretary
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

JUPITER SECURITIZATION COMPANY LLC (as successor in interest to JS SILOED TRUST), as a Conduit Purchaser

By:	JPMorgan Chase Bank, N.A., not in its

individual capacity but solely as administrative trustee

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, a Managing Agent and as Collateral Agent

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Executive Director
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

BANK OF AMERICA, N.A.,
as a Committed Purchaser and a Managing Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Managing Agent

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ M. Antioco
Name:	M. Antioco
Title:	Associate
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as a Conduit Purchaser

By:	/s/ Kevin Burns
Name:	Kevin Burns
Title:	President

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Purchaser and a Managing Agent

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Izumi Fukushima
Name:	Izumi Fukushima
Title:	Executive Director
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

/s/ Karla L. Boyd
Name:	Karla L. Boyd
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as a Committed Purchaser and as Managing Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Senior Vice President
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

FIFTH THIRD BANK,
as a Committed Purchaser and as Managing Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

BRYANT PARK FUNDING LLC,
as Departing Conduit Purchaser

By:	/s/ Damian Perez
Name:	Damian Perez
Title:	Vice President

HSBC SECURITIES (USA), INC., as a Departing Managing Agent

By:	/s/ Laurie Lawler
Name:	Laurie Lawler
Title:	Vice President

HSBC BANK PLC, as Departing Committed Purchaser

By:	/s/ Victoria Lindsell
Name:	Victoria Lindsell
Title:	Managing Director
Signature Page to Amendment No. 1 to
Fourth Amended and Restated Receivables Purchase Agreement

SCHEDULE A
PURCHASER GROUPS AND COMMITMENTS

Purchaser Group	Conduit Purchaser(s)	Purchaser Group Type	Committed Purchaser(s)	Commitment	Purchaser Group Limit
JPMorgan Purchaser Group	Jupiter Securitization Company LLC	CP Funding Purchaser Group	JPMorgan Chase Bank, N.A.	$275,000,000	$275,000,000
BTMU Purchaser Group	Gotham Funding Corporation	CP Funding Purchaser Group	The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch	$250,000,000	$250,000,000
Scotia Purchaser Group	Liberty Street Funding LLC	CP Funding Purchaser Group	The Bank of Nova Scotia	$200,000,000	$200,000,000
PNC Purchaser Group	Market Street Funding LLC	CP Funding Purchaser Group	PNC Bank, National Association	$175,000,000	$175,000,000
Bank of America Purchaser Group	N/A	Bank Funding Purchaser Group	Bank of America, N.A.	$150,000,000	$150,000,000
Fifth Third Purchaser Group	N/A	Bank Funding Purchaser Group	Fifth Third Bank	$150,000,000	$150,000,000
Rabobank Purchaser Group	Nieuw Amsterdam Receivables Corporation	CP Funding Purchaser Group	Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	$150,000,000	$150,000,000

TOTAL				$1,350,000,000	$1,350,000,000

Execution Version
FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
Dated as of May 18, 2011
among
CGSF FUNDING CORPORATION,
as Seller,
McKESSON CORPORATION,
as Servicer,
THE CONDUIT PURCHASERS FROM TIME TO TIME PARTY HERETO,
THE COMMITTED PURCHASERS FROM TIME TO TIME PARTY HERETO,
THE MANAGING AGENTS FROM TIME TO TIME PARTY HERETO,
and
JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

-i-

TABLE OF CONTENTS
(continued)

-ii-

TABLE OF CONTENTS
(continued)

EXHIBITS

Exhibit I	—	Definitions

Exhibit II	—	Form of Purchase Notice

Exhibit II-A	—	Form of Reduction Notice

Exhibit III	—	Places of Business of the Seller Parties; Locations of Records; Federal Employer Identification Number(s)

Exhibit IV	—	[Reserved.]

Exhibit V	—	Form of Compliance Certificate

Exhibit VI	—	Form of Assignment Agreement

Exhibit VII	—	Form of Joinder Agreement

SCHEDULES

Schedule A	—	Purchaser Groups and Commitments

Schedule B	—	Purchaser Group Notice

-iii-

FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This Fourth Amended and Restated Receivables Purchase Agreement dated as of May 18, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”) is among CGSF Funding Corporation, a Delaware corporation (“Seller”), McKesson Corporation, a Delaware corporation, as initial Servicer (“McKesson”; McKesson, together with the Seller, the “Seller Parties” and each a “Seller Party”), the entities from time to time party hereto as Conduit Purchasers (together with their respective successors and assigns hereunder, the “Conduit Purchasers”), the entities from time to time party hereto as Committed Purchasers (together with their respective successors and assigns hereunder, the “Committed Purchasers”), the entities from time to time party hereto as Managing Agents (together with their respective successors and assigns hereunder, the “Managing Agents”), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan Chase”), as collateral agent for the Purchasers hereunder or any successor collateral agent hereunder (together with its successors and assigns hereunder, the “Collateral Agent”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.
PRELIMINARY STATEMENTS
WHEREAS, Seller, McKesson, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and the Collateral Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement dated as of May 19, 2010 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the “Original RPA”);
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend and restate the Original RPA in its entirety;
WHEREAS, Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time;
WHEREAS, the Conduit Purchasers may, in their absolute and sole discretion, purchase Purchaser Interests from Seller from time to time, and in the event that (i) a Conduit Purchaser declines to make any purchase or (ii) a Purchaser Group does not have a Conduit Purchaser member, the Committed Purchasers that are part of the applicable Purchaser Group shall purchase Purchaser Interests from time to time;
WHEREAS, JPMorgan Chase has been requested and is willing to act as Collateral Agent on behalf of the Conduit Purchasers, the Committed Purchasers and the Managing Agents in accordance with the terms hereof;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE ARRANGEMENTS
Section 1.1 Purchase Facility.
(a) Upon the terms and subject to the conditions hereof, Seller may, at its option, sell and assign Purchaser Interests to the Collateral Agent for the benefit of the Purchasers. In accordance with the terms and conditions set forth herein, each Conduit Purchaser may, at its option, instruct the related Managing Agent (which will instruct the Collateral Agent) to purchase on its behalf through the Collateral Agent, or if (i) such Conduit Purchaser shall decline to purchase or (ii) a Purchaser Group does not have a Conduit Purchaser member, the Collateral Agent shall purchase, on behalf of the applicable Committed Purchasers, Purchaser Interests from time to time in an aggregate amount not to exceed the Purchase Limit, and for each Purchaser Group in an aggregate amount not to exceed the Purchaser Group Limit for such Purchaser Group, during the period from the date hereof to but not including the Amortization Date.
(b) Seller may, upon at least ten (10) Business Days’ prior written notice to the Collateral Agent and each Managing Agent, terminate in whole or reduce in part, ratably among the Purchaser Groups, the unused portion of the Purchase Limit and the Purchaser Group Limits; provided, that each partial reduction of the Purchase Limit shall be in an amount equal to $5,000,000 or an integral multiple thereof.
Section 1.2 Increases.
(a) Seller shall provide each Managing Agent with prior notice in a form set forth as Exhibit II hereto (a “Purchase Notice”) of each Incremental Purchase in conformity with the Required Notice Period. Each Purchase Notice shall be subject to Section 5.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall not be less than $15,000,000 in the aggregate for all Purchasers), date of purchase (which date shall give effect to the applicable Required Notice Period), the type of Discount Rate (determined in accordance with, and subject to the limitations set forth in, Article III hereof) and Tranche Period; provided, that the Seller may not send more than two (2) Purchase Notices in any one-week period.
(b) Following receipt of a Purchase Notice, (i) for each Purchaser Group which has a Conduit Purchaser member, the related Managing Agent shall notify such Conduit Purchaser of its receipt of same and determine whether such Conduit Purchaser agrees to make the purchase, and if the applicable Conduit Purchaser declines to make such purchase, the Managing Agent shall notify the Committed Purchasers in such Purchaser Group of its receipt of such Purchase Notice and of the Conduit Purchaser declining to make such purchase and the Incremental Purchase of the Purchaser Interest will be made by such Committed Purchasers and (ii) for each Purchaser Group which does not have a Conduit Purchaser member, the related Managing Agent shall notify the Committed Purchasers in such Purchaser Group of its receipt of such Purchase Notice and the Incremental Purchase of the Purchaser Interest will be made by such Committed Purchasers.
(c) Each Incremental Purchase to be made hereunder shall be made ratably among the Purchaser Groups in accordance with their respective Purchaser Group Limits.
(d) On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article V, each applicable Purchaser shall make available to its related Managing Agent at its address listed beneath its signature on its signature page to this Agreement, for deposit to such account as the Seller designates from time to time, in immediately available funds, no later than

12:00 noon (Chicago time), an amount equal to such Purchaser’s Pro Rata Share of the Purchaser Interests then being purchased.

Section 1.3 Decreases. Seller shall provide each Managing Agent with prior written notice in the form set forth as Exhibit II-A hereto (a “Reduction Notice”) of any reduction of Aggregate Capital from Collections in conformity with the Required Notice Period. Such Reduction Notice shall designate (i) the date (the “Proposed Reduction Date”) upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced (the “Aggregate Reduction”) which shall be applied ratably to reduce the Capital of each Purchaser Group and further applied by each Managing Agent to the Purchaser Interests of the Conduit Purchasers and the Committed Purchasers in the related Purchaser Group in such proportions as may be agreed by such Managing Agent and such Purchasers. Only one (1) Reduction Notice shall be outstanding at any time.
Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York City time) on the day when due in immediately available funds, and if not received before 12:00 noon (New York City time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the related Managing Agent, for the account of such Purchaser, at its account and in accordance with its payment instructions set forth on Schedule A to the Fee Letter (as such account and instructions may be amended from time to time by written notice from such Managing Agent to each Seller Party). All computations of Yield (other than Yield calculated using the Base Rate) and per annum fees hereunder and under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. All computations of Yield calculated using the Base Rate shall be made on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.
ARTICLE II
PAYMENTS AND COLLECTIONS
Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, Seller shall immediately pay to each Managing Agent when due, for the account of the related Purchaser or Purchasers (i) such fees as set forth in the Fee Letter, (ii) all amounts payable as Yield, (iii) all amounts payable as Deemed Collections (which, subject to the servicing procedures set forth in Article VII, shall be applied to reduce Aggregate Capital hereunder in accordance with Sections 2.2 and 2.3 hereof), (iv) all amounts payable to reduce the Purchaser Interest, if required, pursuant to Section 2.6, (v) all amounts payable pursuant to Article IX , if any, (vi) all Broken Funding Costs and (vii) all Default Fees (collectively, the “Obligations”). The Seller shall pay to the Servicer in accordance with Sections 2.2 and 2.4 hereof all Servicer costs and expenses in connection with servicing, administering and collecting the Receivables, including, without limitation, the Servicing Fee. If any Person fails to pay any of the Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer and, at all times prior to such payment, such Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers, the Managing Agents and the Collateral Agent.

Section 2.2 Collections Prior to Amortization.
(a) Prior to the Amortization Date, any Collections and/or Deemed Collections received by the Servicer shall be held in trust by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any Collections are received by the Servicer prior to the Amortization Date, (i) the Servicer shall set aside and hold in trust for the benefit of (x) the Purchasers: (A) the Termination Percentage of Collections and Deemed Collections evidenced by the Purchaser Interests of each Terminating Committed Purchaser, (B) an amount equal to the accrued and unpaid Obligations, (C) an amount equal to the Aggregate Reduction, if any, to be effected pursuant to Section 1.3 and (y) the Servicer, amounts owing to the Servicer under Section 2.1 and (ii) Seller hereby requests and the Purchasers (other than any Terminating Committed Purchasers) hereby agree to make, simultaneously with such receipt, a reinvestment (each a “Reinvestment”) with that portion of the balance of each and every Collection received by the Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Committed Purchasers), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt.
(b) On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Managing Agents’ respective accounts the amounts set aside since the immediately preceding Settlement Date that have not been applied to pay Yield or subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) first, to reduce due but unpaid Obligations in the order specified in Section 2.4 and second, to reduce the Capital of all Purchaser Interests of Terminating Committed Purchasers, applied ratably to each Terminating Committed Purchaser according to the respective Capital of such Terminating Committed Purchasers. If such Capital and other Obligations shall be reduced to zero, any additional Collections received by the Servicer (i) if applicable, shall be remitted to the Managing Agents’ respective accounts no later than 12:00 noon (Chicago time) to the extent required to fund any Aggregate Reduction on such Settlement Date, applied ratably in accordance with the Pro Rata Share of each such Managing Agent’s Purchaser Group and (ii) any balance remaining thereafter shall be remitted from the Servicer to Seller on such Settlement Date. In the event that, pursuant to Section 1.3, an Aggregate Reduction is to take place on a date other than a Settlement Date, on the date of such Aggregate Reduction, the Servicer shall remit to the Managing Agents’ respective accounts (ratably in accordance with the Pro Rata Share of the related Purchaser Group), out of amounts set aside pursuant to Section 2.2(a), an amount equal to such Aggregate Reduction to be applied in accordance with Section 1.3.
Section 2.3 Collections Following Amortization. On the Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections and Deemed Collections received on such day. On the Amortization Date and each date thereafter, (i) the Servicer shall remit to the Managing Agents’ respective accounts, in accordance with the applicable Pro Rata Shares, the amounts set aside pursuant to the preceding sentence, and (ii) each Managing Agent shall apply such amounts to reduce the Aggregate Capital and any other Aggregate Unpaids due and payable to the related Purchaser Group.
Section 2.4 Application of Collections. If there shall be insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as applicable), the Servicer shall distribute funds:
(i) first, to the payment of the Servicer’s reasonable out of pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the

Servicing Fee, if Seller or one of its Affiliates is then acting as Servicer and no Servicer Default has occurred and is continuing, or if Seller or one of its Affiliates is not then acting as the Servicer;
(ii) second, to the reimbursement of the Collateral Agent’s and each Managing Agent’s costs of collection and enforcement of this Agreement;

(iii) third, ratably to the payment of all accrued and unpaid fees under the Fee Letter and all accrued and unpaid Yield;
(iv) fourth, (to the extent applicable) to the ratable reduction of the Aggregate Capital (without regard to any Termination Percentage);
(v) fifth, for the ratable payment of all other unpaid Obligations and Servicer costs and expenses, including the Servicing Fee; provided that when the Seller or one of its Affiliates is acting as the Servicer, such Servicer costs and expenses, including the Servicing Fee, will not be paid until after the payment in full of all other Obligations; and
(vi) sixth, after the Aggregate Unpaids have been indefeasibly reduced to zero, to the Seller.
Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above, shall be shared ratably (within each priority) among the Collateral Agent, the Managing Agents and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.
Section 2.5 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Collateral Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding.
Section 2.6 Seller Interest. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, Seller shall pay to the Managing Agents, within one Business Day, an amount to be applied to reduce the Aggregate Capital, such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.
Section 2.7 Clean Up Call. In addition to Seller’s rights pursuant to Section 1.3, Seller shall have the right (after providing written notice to the Managing Agents in accordance with the Required Notice Period), at any time following the reduction of the Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser, any Managing Agent or the Collateral Agent.

ARTICLE III
FUNDING
Section 3.1 General Funding Provisions. Subject to Section 3.5 hereof, (a) each Purchaser Interest of the Committed Purchasers in a CP Funding Purchaser Group shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Base Rate, (b) each Purchaser Interest of the Committed Purchasers in a Bank Funding Purchaser Group shall accrue Yield for each day during its Tranche Period at the LIBO Rate and (c) each Purchaser Interest directly or indirectly funded substantially with Pooled Commercial Paper shall accrue Yield for each day that any Capital in respect of such Purchaser Interest is outstanding at the CP Rate, in each case, in accordance with the terms and conditions hereof. Until Seller gives notice to the Managing Agents of another Discount Rate in accordance with Section 3.4, the initial Discount Rate for any Purchaser Interest transferred to the Committed Purchasers in a CP Funding Purchaser Group pursuant to the terms and conditions hereof shall be the Base Rate. If any Committed Purchaser in a CP Funding Purchaser Group acquires by assignment from any Conduit Purchaser any Purchaser Interest pursuant to such Conduit Purchaser’s respective Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.
Section 3.2 Yield Payments. On each Monthly Settlement Date, Seller shall pay to each Managing Agent (for the benefit of the applicable Purchasers), an aggregate amount equal to (i) the accrued and unpaid Yield with respect to each Purchaser Interest for the immediately preceding Accrual Period, if Yield for such Purchaser Interest is calculated on the basis of the CP Rate, and (ii) the accrued and unpaid Yield with respect to each Purchaser Interest for the most recently ended Tranche Period for such Purchaser Interest, if Yield for such Purchaser Interest is calculated on the basis of any Discount Rate other than the CP Rate, in each case, in accordance with Article III.
Section 3.3 Selection and Continuation of Tranche Periods for Committed Purchasers in CP Funding Purchaser Groups.
(a) With consultation from (and approval by) each related Managing Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Committed Purchasers in CP Funding Purchaser Groups; provided, however, that no more than fifteen (15) Tranche Periods shall be outstanding at any one time and Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.
(b) Seller or a Managing Agent, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the “Terminating Tranche”) for any Purchaser Interest, may, effective on the last day of the Terminating Tranche of a Committed Purchaser in a CP Funding Purchaser Group: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests which have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with one or more other Purchaser Interests which either have a Terminating Tranche ending on such day or are newly created on such day, provided, in no event may a Purchaser Interest of a Conduit Purchaser be combined with a Purchaser Interest of a Committed Purchaser.
Section 3.4 Discount Rates of Committed Purchasers in CP Funding Purchaser Groups. Seller may select the LIBO Rate or the Base Rate for each Purchaser Interest of the Committed Purchasers in CP Funding Purchaser Groups. Seller shall by 12:00 noon (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Base Rate is being requested as a new

Discount Rate, give each related Managing Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche.
Section 3.5 Suspension of the LIBO Rate.
(a) If any Committed Purchaser notifies its related Managing Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then such Managing Agent shall notify the Collateral Agent and shall suspend the availability of such LIBO Rate and require Seller to select the Base Rate for any Purchaser Interest accruing Yield at such LIBO Rate.
(b) If less than all of the Committed Purchasers give a notice to the Managing Agents pursuant to Section 3.5(a), each Committed Purchaser which gave such a notice shall be obligated, at the request of Seller or such Committed Purchaser’s Managing Agent (on behalf of the related Conduit Purchaser or Conduit Purchasers), to assign all of its rights and obligations hereunder to (i) another Committed Purchaser that is acceptable to such related Conduit Purchaser or Conduit Purchasers or (ii) another funding entity nominated by Seller that is acceptable to such Conduit Purchaser or Conduit Purchasers and willing to participate in this Agreement through the Facility Termination Date in the place of such notifying Committed Purchaser; provided that (i) the notifying Committed Purchaser receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Committed Purchaser’s Pro Rata Share of the Capital and Yield owing to all of the Committed Purchasers and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Committed Purchasers, and (ii) the replacement Committed Purchaser otherwise satisfies the requirements of Section 11.1(b).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.1 Representations and Warranties of Seller Parties. Each Seller Party hereby represents and warrants to the Collateral Agent, the Managing Agents and the Purchasers, as to itself, that:
(a) Corporate Existence and Power. Such Seller Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or formation, as the case may be, and is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, and has and holds all corporate or limited liability company power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.
(b) Power and Authority; Due Authorization Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller’s use of the proceeds of purchases made hereunder, are within its corporate or limited liability company powers and authority and have been duly authorized by all necessary corporate or limited liability company action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

(c) No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws or certificate of formation or operating agreement, as the case may be, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Material Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.
(e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party’s knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.
(f) Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(g) Accuracy of Information. All information heretofore furnished by such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers for purposes of or in connection with this Agreement, any Monthly Report, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified (or, if such information specifies another date, such other date) and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.
(h) Use of Proceeds. No purchase hereunder will violate, or be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time. No proceeds of any purchase hereunder will be directly secured or “indirectly secured” by any “margin stock,” as such terms are defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System from time to time.
(i) Good Title. Immediately prior to each purchase hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law)

of all appropriate jurisdictions to perfect Seller’s ownership interest in each Receivable, its Collections and the Related Security.
(j) Perfection.
(i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and Related Security and Collections with respect thereto in favor of the Collateral Agent (for the benefit of the Purchasers), which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from Seller.

(ii) The Receivables constitute “accounts” within the meaning of the applicable UCC.
(iii) Seller owns and has good and marketable title to the Receivables, Related Security and Collections, free and clear of any Adverse Claim, claim or encumbrance of any Person.
(iv) Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables, Related Security and Collections granted to the Collateral Agent (on behalf of the Purchasers) hereunder.
(v) Other than the security interest granted to the Collateral Agent (for the benefit of the Purchasers) pursuant to this Agreement, Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, Related Security or Collections. Seller has not authorized the filing of and is not aware of any financing statements against Seller that include a description of collateral covering the Receivables, Related Security or Collections other than any financing statement relating to the security interest granted to the Collateral Agent (for the benefit of the Purchasers) hereunder or that has been terminated. Seller is not aware of any judgment or tax lien filings against Seller.
The parties hereto shall not waive a breach of any of the foregoing perfection representations, warranties or covenants without the prior written consent of the Collateral Agent (acting at the direction of the Required Committed Purchasers upon confirmation that such waiver will not result in a withdrawal or downgrade of the rating of the Commercial Paper of any Conduit Purchaser).
(k) Places of Business. The principal places of business and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the addresses listed on Exhibit III or such other locations of which the Collateral Agent has been notified in accordance with Section 6.2(a) in jurisdictions where all action required by Section 12.4(a) has been taken and completed. Each Seller Party’s Federal Employer Identification Number is correctly set forth on Exhibit III. Each Seller Party is organized solely under the laws of the State of Delaware.
(l) Collections. The conditions and requirements set forth in Section 6.1(j) and Section 7.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit I to the Fee Letter (as such Exhibit I to the Fee Letter may be amended or supplemented from time to time by either Seller Party by delivery of a new Exhibit I thereto to the Collateral Agent and the Managing Agents). The Seller has not granted or delegated to any Person, other than the Collateral Agent as contemplated by this Agreement or pursuant to a Collection Account Agreement, dominion or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of or the right to give instructions with respect to the disposition of funds without the consent of any other Person with respect to any Lock-Box or Collection Account, or the right to take dominion or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

(m) Material Adverse Effect. (i) The initial Servicer represents and warrants that, since March 31, 2011, no event has occurred with respect to the initial Servicer that would have a material adverse effect on its financial condition or operations or its ability to perform its obligations under this Agreement and (ii) Seller represents and warrants that since March 31, 2011, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under this Agreement or (C) the collectibility of the Receivables generally or any material portion of the Receivables; provided, that with respect to each of clause (i) and clause (ii), the insolvency of, or any other event with respect to, any Obligor or Obligors which results in the Eligible Receivables from such Obligor or Obligors ceasing to be Eligible Receivables shall not be deemed to have a Material Adverse Effect so long as (x) immediately after giving effect to such insolvency or event, as applicable, the Net Receivables Balance less the Aggregate Reserves equals or exceeds the Aggregate Capital, and (y) such insolvency or event, as applicable, does not materially adversely affect the ability of the initial Servicer to perform its obligations and duties under this Agreement.
(n) Names. In the past five (5) years, Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.
(o) Ownership of Seller. McKesson directly owns 100% of the issued and outstanding capital stock of Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.
(p) Not an Investment Company. Such Seller Party is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.
(q) Compliance with Law. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.
(r) Compliance with Credit and Collection Policy. Such Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Collateral Agent has been notified in accordance with Section 6.1(a)(vii) .
(s) Reasonably Equivalent Value. The Seller has given reasonably equivalent value in consideration of the transfer of each Receivable, and no such transfer has been made for or on account of an antecedent debt.

(t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(u) Eligible Receivables. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its purchase by the Seller was an Eligible Receivable on such purchase date.
(v) Net Receivables Balance. Each Seller Party has determined that, immediately after giving effect to each Incremental Purchase and Reinvestment hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate Reserves.
(w) Accounting. Such Seller Party treats the transactions contemplated by the Receivables Sale Agreement as sales and/or capital contributions, for all purposes, including, without limitation, accounting purposes, notwithstanding the fact that the consolidated financial statements of McKesson and the Seller are prepared in accordance with GAAP and, as a result of the consolidation required by GAAP, the transfers shall be reflected as a financing by McKesson in its consolidated financial statements, and such Seller Party (i) has made appropriate notations in any such consolidated financial statements (or in the accompanying notes) to indicate that the Seller is a separate legal entity from McKesson and to indicate that the assets and credit of the Seller is not available to satisfy the debts and obligations of McKesson and (ii) the assets of Seller are listed separately on any balance sheet of such Seller Party prepared on a standalone basis.
(x) Compliance with Representations. On and as of the date of each purchase of a Purchaser Interest hereunder and the date of each Reinvestment hereunder, each Seller Party hereby represents and warrants that all of the other representations and warranties made by it set forth in this Section 4.1 are true and correct on and as of the date of such purchase or Reinvestment (and after giving effect to such purchase or Reinvestment) as though made on and as of each such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date).
Section 4.2 Committed Purchaser Representations and Warranties. Each Committed Purchaser hereby represents and warrants to the Collateral Agent, the Managing Agents and the Conduit Purchasers that:
(a) Existence and Power. Such Committed Purchaser is a corporation, limited liability company or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all company power to perform its obligations hereunder.
(b) No Conflict. The execution and delivery by such Committed Purchaser of this Agreement and the performance of its obligations hereunder are within its company powers, have been duly authorized by all necessary company action, do not contravene or violate (i) its certificate or articles of incorporation, formation or association or by-laws or limited liability company agreement, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any

Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Committed Purchaser.
(c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Committed Purchaser of this Agreement and the performance of its obligations hereunder.

(d) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Committed Purchaser enforceable against such Committed Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

ARTICLE V
CONDITIONS OF PURCHASES
Section 5.1 Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent on or prior to the Effective Date:
(a) The Collateral Agent shall have received fully executed copies of each of the documents and other items reasonably requested by the Collateral Agent, in form and substance acceptable to the Collateral Agent and each Managing Agent;
(b) Each of the representations and warranties set forth in Section 4.1 shall be true and correct on and as of the Effective Date as though made on and as of such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date);
(c) Each of the representations and warranties set forth in the Receivables Sale Agreement shall be true and correct on and as of the Effective Date as though made on and as of such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date);
(d) No Amortization Event or Potential Amortization Event shall have occurred and be continuing and the Amortization Date shall not have occurred;
(e) The Collateral Agent and each Managing Agent shall have received all fees and expenses required to be paid on the Effective Date pursuant to the terms of this Agreement and the Fee Letter; and
(f) Each of the Collateral Agent and each Managing Agent and each Purchaser shall have received such other approvals and documents as it has reasonably requested from the Seller or McKesson.
Section 5.2 Conditions Precedent to All Purchases and Reinvestment. Each purchase of a Purchaser Interest and each Reinvestment shall be subject to the conditions precedent that (a) in the case of each such purchase or Reinvestment, the Servicer shall have delivered to the Managing Agents on or prior to the date of such purchase, in form and substance satisfactory to the Managing Agents, all Monthly Reports, Weekly Reports and/or Daily Reports as and when due under Section 7.5 and (ii) upon the Collateral Agent’s or any Managing Agent’s request, the Servicer shall have delivered to the Managing Agents at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables or such other form of report in form and substance reasonably satisfactory to the Managing Agents showing adequate information relating to the amount of

Eligible Receivables; (b) the Facility Termination Date shall not have occurred; (c) no Amortization Event or, with respect to any Incremental Purchase, no Potential Amortization Event shall have occurred; (d) the Originator shall have marked its records evidencing the Receivables in a manner satisfactory to the Collateral Agent; and (e) the Collateral Agent shall have received such other approvals, opinions or documents as it may reasonably request. With respect to each Incremental Purchase and Reinvestment, as a condition to such Incremental Purchase or Reinvestment, on the date of such purchase the Seller represents and warrants that the representations and warranties set forth in Section 4.1 are true and correct on and as of the date of such Incremental Purchase or Reinvestment (and after giving effect thereto) as though made on and as of such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date).

ARTICLE VI
COVENANTS
Section 6.1 Affirmative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:
(a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Material Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Collateral Agent and the Managing Agents:
(i) Annual Reporting. Within ninety (90) days after the close of each of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Seller Parties on a consolidated basis for such fiscal year certified in a manner acceptable to the Collateral Agent and the Managing Agents by independent public accountants acceptable to the Collateral Agent and the Managing Agents together with unaudited consolidating financial statements for the Seller; provided, that such information need not be furnished directly to the Collateral Agent and the Managing Agents if it is publicly available at no charge on the EDGAR system of the United States Securities and Exchange Commission (“EDGAR”) within such period; provided, further, that the Seller shall only to be required to deliver financial statements for the Seller to the extent such statements are prepared.
(ii) Quarterly Reporting. Within sixty (60) days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of the Originator and the Servicer (if different from the Originator), and, to the extent such financial statements are prepared, for the Seller, in each such case as at the close of each such period, together with statements of income and retained earnings and, with respect to the Originator only, a statement of cash flows for each such Person for the period from the beginning of such fiscal year to the end of such quarter, in each case, certified by an Authorized Officer; provided, that such information need not be furnished directly to the Collateral Agent and the Managing Agents if it is publicly available at no charge on EDGAR within such period.
(iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such Seller Party’s Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.
(iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished; provided, that a copy of any such statement or report need not be furnished directly to the

Collateral Agent and the Managing Agents if the same is publicly available at no charge on EDGAR within such period.
(v) Securities Exchange Commission Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Seller Party or any of its Material Subsidiaries files with the Securities and Exchange Commission; provided, that a copy of any such statement or report need not be furnished directly to the Collateral Agent and the Managing Agents if the same is publicly available at no charge on EDGAR promptly upon the filing thereof.
(vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Collateral Agent, any Managing Agent or any Conduit, copies of the same.

(vii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.
(viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Collateral Agent or any Managing Agent may from time to time reasonably request in order to protect the interests of the Collateral Agent, the Managing Agents, and the Purchasers under or as contemplated by this Agreement. Any report, statement or other material required to be delivered pursuant to this clause (a) shall be deemed to have been furnished to the Collateral Agent and the Managing Agents on the date that such report, statement or other material is posted on the EDGAR system of the Securities and Exchange Commission or the website of the Originator at www.mckesson.com .
(b) Notices. Such Seller Party will notify the Collateral Agent and each Managing Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:
(i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.
(ii) Judgment and Proceedings. (A) The entry of any judgment or decree against (1) the Servicer or any of its Material Subsidiaries if the amount of any such judgment or decree against the Servicer or one of its Material Subsidiaries exceeds $25,000,000 after deducting (a) the amount with respect to which the Servicer or any such Material Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing, and (b) the amount for which the Servicer or any such Material Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Collateral Agent and the Managing Agents, or (2) Seller; or (B) the institution of any litigation, arbitration proceeding or governmental proceeding against the Seller.
(iii) Material Adverse Effect. The occurrence of any event or condition that has, or could reasonably be expected to have, a Material Adverse Effect.
(iv) Receivables Sale Agreement Amortization Date. The occurrence of the “Amortization Date” under the Receivables Sale Agreement.

(v) Defaults Under Other Agreements. The occurrence of an event of default, or event that, with the giving of notice or passage of time or both, would result in an event of default, under any other financing arrangement pursuant to which such Seller Party is a debtor or an obligor that is reasonably likely to result in a Material Adverse Effect.
(vi) Downgrade of the Originator. Any downgrade in the rating of any Indebtedness of the Originator by S&P, Fitch or Moody’s, setting forth the Indebtedness affected and the nature of such change.
(c) Compliance with Laws and Preservation of Corporate Existence. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate or limited liability company existence, rights, franchises and privileges in the jurisdiction of its incorporation or formation, as the case may be, and qualify and remain qualified in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.
(d) Audits. Such Seller Party will furnish to the Collateral Agent and each Managing Agent from time to time such information with respect to it and the Receivables as the Collateral Agent or such Managing Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Collateral Agent or such Managing Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Collateral Agent or such Managing Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Receivables and the Related Security or any Person’s performance under any of the Transaction Documents or any Person’s performance under the Contracts (subject to confidentiality restrictions in the relevant Contracts) and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters; provided, however, that prior to the Amortization Date, so long as no Amortization Event has occurred and is continuing, the Collateral Agent, the Managing Agents and their respective agents or representatives shall not, on a collective basis, conduct the activities described in clauses (i) and (ii) above more frequently than one time per year.
(e) Keeping and Marking of Records and Books.
(i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification of each new Receivable and all Collections of and adjustments to each existing Receivable).
(ii) Such Seller Party will on or prior to the date hereof, mark its records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Collateral Agent, describing the Purchaser Interests.
(f) Compliance with Contracts and Credit and Collection Policy. Such Seller Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract, except, in each case, where the failure to so comply would not result in a Material Adverse Effect. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Purchasers, the Collateral Agent, or the Managing Agents.
(g) Performance and Enforcement of Receivables Sale Agreement. Seller shall, and shall require the Originator to, perform each of its obligations and undertakings under and pursuant to the Receivables Sale Agreement, shall purchase Receivables thereunder in strict compliance with the terms thereof and shall take all action necessary or reasonably appropriate to enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller shall take all actions reasonably necessary to perfect and enforce its rights and interests (and the rights and interests of the Collateral Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Collateral Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.
(h) Ownership. Seller shall take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent and the Purchasers (including , without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s interest in such Receivables, Related Security (to the extent covered by Article 9 of the UCC) and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Collateral Agent may reasonably request), and (ii) establish and maintain, in favor of the Collateral Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security (to the extent covered by Article 9 of the UCC) and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent’s (for the benefit of the Purchasers) interest in such Receivables, Related Security (to the extent covered by Article 9 of the UCC) and Collections and such other action to perfect, protect or more fully evidence the interest of the Collateral Agent for the benefit of the Purchasers as the Collateral Agent may reasonably request).
(i) Purchasers’ Reliance. Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller’s identity as a legal entity that is separate from the Originator. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Collateral Agent, any Managing Agent or any Purchaser may from time to time reasonably request, to maintain Seller’s identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof and not just a division of the Originator. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller shall:
(A) conduct its own business in its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of the Originator;

(B) if applicable, compensate all employees, consultants and agents directly, from Seller’s bank accounts, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of the Originator, allocate the compensation of such employee, consultant or agent between Seller and the Originator on a basis that reflects the services rendered to Seller and the Originator;
(C) clearly identify its offices (by signage or otherwise) as its offices, if any, and, if any such office is located in the offices of the Originator, Seller shall lease such office at a fair market rent;

(D) if applicable, have separate stationery, invoices and checks in its own name;
(E) conduct all transactions with the Originator and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm’s-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges), if any, for items shared between Seller and the Originator on the basis of actual use to the extent practicable, if any, and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;
(F) at all times have a Board of Directors consisting of at least three members, at least one member of which is an Independent Director;
(G) observe all organizational formalities as a distinct entity, and ensure that all corporate or limited liability company actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);
(H) maintain Seller’s books and records separate from those of the Originator and otherwise readily identifiable as its own assets rather than assets of the Originator;
(I) prepare its financial statements, if any, separately from those of the Originator and ensure that any consolidated financial statements of the Originator or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes stating to the effect that Seller is a separate corporate entity and that its assets will be available to satisfy the claims of the creditors of Seller and of no other Person;
(J) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of the Originator and only maintain bank accounts or other depository accounts to which the Seller alone is the account party, into which the Seller alone makes deposits and from which the Seller alone (or the Collateral Agent or Managing Agents hereunder) has the power to make withdrawals;

(K) pay all of Seller’s operating expenses, if any, from the Seller’s own assets (except for certain payments by the Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 6.1(i));
(L) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originator for the purchase of Receivables from the Originator under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;
(M) maintain its organizational documents in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its organizational documents in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 6.1(i) of this Agreement;
(N) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Collateral Agent and each Managing Agent;
(O) maintain its corporate separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;
(P) maintain at all times the Required Capital Amount and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and
(Q) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued on the date hereof by Morrison & Foerster LLP as counsel for Seller and the Originator relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.
(j) Collections. Such Seller Party shall cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection

Account to be, at all times, subject to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller shall remit (or shall cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Seller shall itself hold or, if applicable, shall cause such payments to be held in trust for the exclusive benefit of the Collateral Agent, the Managing Agents and the Purchasers. Seller shall maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Collateral Agent as contemplated by this Agreement.
(k) Taxes. Such Seller Party shall file all tax returns and reports required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

(l) Corporate Ownership. The Seller shall remain a wholly-owned, direct Subsidiary of McKesson.
Section 6.2 Negative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:
(a) Name Change, Offices and Records. Such Seller Party will not make any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC), type or jurisdiction of organization or location of books and records unless, with respect to any such name change, change in type or jurisdiction of organization, or change in location of its books and records, such Seller Party (x) at least thirty (30) days prior to the effective date thereof, notifies the Collateral Agent and each Managing Agent thereof, (y) prior to the effectiveness thereof, takes all other steps to ensure that the Collateral Agent, for the benefit of itself and the Purchasers, continues to have a first priority, perfected ownership or security interest in the Receivables, the Related Security related thereto and any Collections thereon and (z) except with respect to a change in location of books and records, prior to the effectiveness thereof, delivers to the Collateral Agent (i) such financing statements (Forms UCC-1 and UCC-3) as the Collateral Agent or any Managing Agent may reasonably request to reflect such name change, change in type or jurisdiction of organization, (ii) if the Collateral Agent, any Managing Agent or any Purchaser shall so request, an opinion of counsel, in form and substance reasonably satisfactory to such Person, as to such Seller Party’s valid existence and good standing, enforceability of the Transaction Documents and the perfection and priority of the Collateral Agent’s ownership or security interest in the Receivables, the Related Security and Collections and (iii) such other documents and instruments as the Collateral Agent or any Managing Agent may reasonably request in connection therewith, including, without limitation, information which the Collateral Agent or any Managing Agent may request in connection with its compliance with “know your customer” regulations, the Patriot Act and any other rules or regulations applicable to such Person and, in the case of a change to the Seller’s type of organization, copies of the organizational documents of the Seller which shall contain provisions customary for bankruptcy-remote entities of such type participating in asset-backed financings and consistent with the provisions of Section 6.1(i) and otherwise be in form and substance reasonably acceptable to the Collateral Agent.
(b) Change in Payment Instructions to Obligors. Except as may be required by Collateral Agent pursuant to Section 7.2(b), such Seller Party will not add or terminate any bank as a Collection

Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Collateral Agent shall have received (i) at least ten (10) days before the proposed effective date therefor, written notice of such addition, termination or change; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account, and (ii) at least ten (10) days before the proposed effective date therefor (or such shorter prior period as may be agreed to by the Collateral Agent in its sole discretion), with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box. In the event of any change in any Lock-Box, Collection Bank or Collection Account in accordance with this Section 6.2(b), such Seller Party shall deliver an updated Exhibit I to the Fee Letter to the Collateral Agent.

(c) Modifications to Contracts and Credit and Collection Policy. Such Seller Party will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 7.2(d), the Servicer will not, and will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.
(d) Sales, Liens. Seller shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Collateral Agent and the Purchasers provided for herein), and Seller shall defend the right, title and interest of the Collateral Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or the Originator. Seller shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any inventory the sale of which would give rise to a Receivable.
(e) Net Receivables Balance. At no time prior to the Amortization Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves for any period of time greater than one (1) Business Day.
(f) Amortization Date Determination. Seller shall not designate an Amortization Date (as defined in the Receivables Sale Agreement), or send any written notice to Originator in respect thereof, without the prior written consent of the Collateral Agent, except with respect to the occurrence of such Amortization Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.
ARTICLE VII
ADMINISTRATION AND COLLECTION
Section 7.1 Designation of Servicer.
(a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the “Servicer”) so designated from time to time in accordance with this Section 7.1. McKesson is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. After the occurrence and during the continuance of an Amortization Event, the Collateral Agent may at any time designate as Servicer any Person to succeed McKesson or any successor Servicer.

(b) Without the prior written consent of the Collateral Agent and the Required Committed Purchasers, McKesson shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Seller or another Affiliate of McKesson and (ii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by McKesson. If at any time after the occurrence of an Amortization Event, the Collateral Agent shall designate as Servicer any Person other than McKesson or an Affiliate of McKesson, all duties and responsibilities theretofore delegated by McKesson or another Affiliate of McKesson to Seller may, at the discretion of the Collateral Agent, be terminated forthwith on notice given by the Collateral Agent to McKesson and to Seller.

(c) So long as the Servicer is McKesson or an Affiliate of McKesson, (i) McKesson shall be and remain primarily liable to the Collateral Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder; (ii) the Collateral Agent and the Purchasers shall be entitled to deal exclusively with McKesson in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder; and (iii) the Collateral Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than McKesson in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. McKesson, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.
Section 7.2 Duties of Servicer.
(a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.
(b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall cause a Collection Account Agreement to be in effect at all times with respect to each Collection Account. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Collateral Agent delivers to any Collection Bank a Collection Notice pursuant to Section 7.3, the Collateral Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Collateral Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.
(c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections of Receivables in accordance with Article II; provided, that nothing in this sentence shall require the Servicer to segregate Collections on a daily basis from its other funds. The Servicer shall, upon the request of the Collateral Agent after the occurrence and during the continuance of an Amortization Event, segregate, in a manner acceptable to the Collateral Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Collateral Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.
(d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Collateral Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

(e) The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Collateral Agent after the occurrence and during the continuance of an Amortization Event deliver or make available to the Collateral Agent all such Records, at a place selected by the Collateral Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. After the occurrence and during the continuance of an Amortization Event, the Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II .
(f) Any payment by an Obligor in respect of any indebtedness owed by it to the Originator or Seller shall, except as reasonably identified by the Servicer as not constituting a Collection, as otherwise specified by such Obligor, as otherwise required by contract or law or unless otherwise instructed by the Collateral Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.
Section 7.3 Collection Notices. The Collateral Agent is authorized at any time after the occurrence and during the continuance of an Amortization Event to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to the Collateral Agent for the benefit of the Purchasers, effective when the Collateral Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. After the occurrence and during the continuance of an Amortization Event, Seller hereby authorizes the Collateral Agent, and agrees that the Collateral Agent shall be entitled, to (i) endorse Seller’s name on checks and other instruments representing Collections and (ii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Collateral Agent rather than Seller. Following the Amortization Date, Seller hereby authorizes the Collateral Agent, and agrees that the Collateral Agent shall be entitled, to enforce the Receivables, the related Contracts and the Related Security.
Section 7.4 Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by the Collateral Agent and the Purchasers of their rights hereunder shall not release the Servicer, the Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

Section 7.5 Reports. The Servicer shall prepare and forward to each Managing Agent (a) during a Level 1 Ratings Period, a Monthly Report on each Monthly Reporting Date; (b) during a Level 2 Ratings Period, a Monthly Report on each Monthly Reporting Date and a Weekly Report on each Weekly Reporting Date and (c) during a Level 3 Ratings Period, a Monthly Report on each Monthly Reporting Date and a Daily Report on each Business Day, in each case, accompanied by, if the Collateral Agent or any Managing Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables; provided, that if an Amortization Event has occurred and is continuing, the Servicer shall prepare and forward Monthly Reports, Weekly Reports and Daily Reports to each Managing Agent at such times as each Managing Agent shall request.
Section 7.6 Servicing Fees. In consideration of McKesson’s agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as McKesson shall continue to perform as Servicer hereunder, the Seller shall pay over to McKesson on each Monthly Settlement Date, in accordance with the priority of payments set forth in Article II, a fee (the “Servicing Fee”) equal to (i) one percent (1%) of the average daily Net Receivables Balance during the preceding Collection Period, times (ii) 1/12, as compensation for its servicing activities.
Section 7.7 Financial Covenant. McKesson agrees that it will, as of the end of each calendar month, maintain a ratio of Total Debt to Total Capitalization of not greater than 0.565 to 1.00.
ARTICLE VIII
AMORTIZATION EVENTS
Section 8.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:
(a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and, for any such payment or deposit which is not in respect of Capital, such failure continues for one (1) Business Day, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) and such failure shall continue for five (5) consecutive Business Days after the earlier of written notice from the Collateral Agent or any Managing Agent or Purchaser or actual knowledge on the part of such Seller Party of such failure.
(b) Any representation or warranty made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.
(c) (i) Failure of Seller to pay any Indebtedness when due; (ii) failure of any other Seller Party or any Material Subsidiary thereof to pay Indebtedness (other than any intercompany Indebtedness) when due in excess of $100,000,000 (“Relevant Indebtedness”) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document evidencing or governing such Indebtedness on the date of such failure; or (iii) the default by any Seller Party or any Material Subsidiary thereof in the performance of any term, provision or condition contained in any agreement under which any Relevant Indebtedness was created or is governed (other than a default resulting solely from a change of control of a Subsidiary in connection with the acquisition thereof by McKesson or a Subsidiary thereof (other than the Seller)), the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or (iv) any Relevant Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

(d) (i) Any Seller Party or any of its Material Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Seller Party or any of its Material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, and, with respect to a Seller Party or any of its Material Subsidiaries other than the Seller, such proceeding instituted against any Seller Party or any of its Material Subsidiaries shall not be stayed, released, vacated or fully bonded within sixty (60) days after commencement, filing or levy or (ii) any Seller Party or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (d).

(e) The aggregate Purchaser Interests shall exceed 100% and shall continue as such until the earlier of (i) one Business Day following the date any Seller Party has actual knowledge thereof and (ii) the next Settlement Date.
(f) As at the end of any calendar month, the Delinquency Ratio shall exceed 1.75%, or the Loss-to-Balance Ratio shall exceed 1.50%, or the Receivables Dilution Ratio shall exceed 10.00%.
(g) A Change of Control shall occur with respect to any Seller Party.
(h) One or more final judgments for the payment of money shall be entered against Seller or one or more final judgments for the payment of money in excess of $25,000,000 shall be entered against any other Seller Party on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution.
(i) (1) Any “Amortization Event” or the “Amortization Date” shall occur under the Receivables Sale Agreement or (2) the Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to the Seller under the Receivables Sale Agreement.
(j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor on Receivables constituting a material portion of the Receivables shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Collateral Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.
Section 8.2 Remedies.
(a) Upon the occurrence and during the continuation of an Amortization Event, the Collateral Agent may with the consent of, and shall, upon the direction of, any Managing Agent, take any of the following actions (with written notice to the Seller): (i) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 8.1(d), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iii) replace the Person then acting as Servicer and (iv) deliver the Collection Notices to the Collection Banks.
(b) Upon the occurrence of the Amortization Date, the Collateral Agent may with the consent of, and shall, upon the direction of, any Managing Agent (with written notice to the Seller) notify Obligors of the Purchasers’ interest in the Receivables.
The aforementioned rights and remedies shall be in addition to all other rights and remedies of the Collateral Agent and the Purchasers available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

ARTICLE IX
INDEMNIFICATION
Section 9.1 Indemnities by the Seller Parties. (a) Without limiting any other rights that the Collateral Agent, any Managing Agent or any Purchaser may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify the Collateral Agent, the Managing Agents and each Purchaser and their respective assigns, officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of the Collateral Agent, the Managing Agents or such Purchaser) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of any breach by the Servicer (whether in its capacity as Servicer or in its capacity as Originator) of a representation, warranty, covenant or obligation made by the Servicer hereunder or under any other Transaction Document excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):
(w) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;
(x) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the related Obligor;
(y) taxes imposed by the jurisdiction in which such Indemnified Party’s principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections; or
(z) any claim by any Indemnified Party against another Indemnified Party;
provided, however, that nothing contained in this sentence shall limit the liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement.

Without limiting the generality of the foregoing indemnification, Seller shall indemnify the Collateral Agent, the Managing Agent and the Purchasers for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, subject to clause (x) in the preceding paragraph, but otherwise regardless of whether reimbursement therefor would constitute recourse to Seller or the Servicer) relating to or resulting from:
(i) any representation or warranty made by any Seller Party or the Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;
(ii) the failure by any Seller, the Servicer or the Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

(iii) any failure of Seller, the Servicer or the Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;
(iv) any products liability, personal injury, damage or similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract;
(v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;
(vi) the commingling of Collections of Receivables at any time with other funds;
(vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a purchase, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer or the Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;
(viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;
(ix) any Amortization Event described in Section 8.1(d);
(x) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value in consideration of the transfer of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

(xi) any failure to vest and maintain vested in the Collateral Agent and the Purchasers, or to transfer to the Collateral Agent and the Purchasers, legal and equitable title to, and ownership of, a first priority undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim;
(xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

(xiii) any action or omission by any Seller Party which reduces or impairs the rights of the Collateral Agent or the Purchasers with respect to any Receivable or the value of any such Receivable; and
(xiv) any attempt by any Person to void any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action.
(b) Notwithstanding anything to the contrary in this Agreement, solely for the purposes of determining Indemnified Amounts owing under this Section 9.1, any representation, warranty or covenant qualified by materiality or the occurrence of a Material Adverse Effect shall not be so qualified.
Section 9.2 Increased Cost and Reduced Return.
(a) If any Regulatory Change, except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 9.1, (i) subjects any Funding Source to any charge or withholding on or with respect to this Agreement or any other Funding Agreement or a Funding Source’s obligations under this Agreement or any other Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under this Agreement or any other Funding Agreement or (ii) imposes, modifies or deems applicable any reserve, assessment, fee, tax, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or liabilities of a Funding Source, or credit extended by a Funding Source pursuant to this Agreement or any other Funding Agreement (except the reserve requirement reflected in the LIBO Rate) or (iii) imposes any other condition affecting this Agreement or any Funding Agreement and the result of any of the foregoing is to increase the cost to a Funding Source of performing its obligations under this Agreement or any other Funding Agreement, or to reduce the rate of return on a Funding Source’s capital as a consequence of its obligations under this Agreement or any other Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under this Agreement or any other Funding Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it then, within forty five (45) days following demand therefor by the Collateral Agent or the relevant Managing Agent, Seller shall pay, as set forth in Section 9.2(b) , such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction; provided, that (x) Seller shall only be liable for amounts in respect of increased costs or reduced returns for the period of up to ninety (90) days prior to the date on which such demand was made, (y) such Funding Source shall have applied consistent return metrics to other similarly situated borrowers or obligors (after consideration of facility pricing, structure, usage patterns, capital treatment and relationship) with respect to such increased costs or reduced returns and (z) to the extent that any Funding Agreement described in this Section 9.2(a) covers facilities in addition to this Agreement, each Conduit Purchaser or Funding Source, as the case may be, shall allocate the liability for any such increased costs or reductions among Seller and other Persons with whom such Conduit Purchaser or Funding Source, as the case may be, has entered into agreements to purchase interests in or finance receivables and other financial assets (“Other Customers”), and Seller shall not be liable for any such increased costs or reductions that are attributable to any Other Customer. The term “Regulatory Change” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), or any change therein, by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (each, a “Regulatory Authority”), after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any Regulatory Authority, or compliance with any request or directive (whether or not having the force of law) issued after the date hereof by any such Regulatory Authority, or (iii) the compliance, application or implementation, whether commenced prior to or after the date hereof, by any Funding Source with: (a) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues , adopted by the United States bank regulatory agencies on December 15, 2009 (the “FAS 166/167 Capital Guidelines”); (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”); (c) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication titled: “International Convergence of Capital Measurements and Capital Standards: a Revised Framework,” as updated from time to time (“Basel II”); or (d) or any existing or future rules, regulations, guidance, interpretations, requests or directives from any Regulatory Authority relating to the FAS 166/167 Capital Guidelines, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Basel II (whether or not having the force of law).
(b) A certificate of the applicable Funding Source (or its related Managing Agent on its behalf) claiming compensation under Section 9.2(a) shall be sent to Seller and shall be conclusive absent manifest error; provided that such certificate (i) sets forth in reasonable detail the amount or amounts payable to such Funding Source pursuant to paragraph (a) of this Section 9.2, (ii) explains the methodology used to determine such amount and (iii) states that such amount is consistent with return metrics applied in determining amounts that such Funding Source has required other similarly situated borrowers or obligors (after consideration of facility pricing, structure, usage patterns, capital treatment and relationship) to pay with respect to such increased costs or reduced returns. The Seller shall pay such Funding Source (or its related Managing Agent on its behalf) the amount as due on any such certificate on the next Settlement Date following receipt of such notice.
(c) Each Funding Source subject to any Regulatory Change giving rise to a demand pursuant to Section 9.2(a), at the request of Seller, shall assign pursuant to Section 11.1(b) all of its rights and obligations under this Agreement to (i) another Funding Source in such Funding Source’s Purchaser Group, which is not subject to a Regulatory Change or Consolidation Event, and the Conduit Purchasers in such Purchaser Group shall consent to such assignment (provided that such assignee meets the requirements of Section 11.1(b) ), or (ii) another financial institution selected by Seller and reasonably acceptable to Collateral Agent.
(d) If any Funding Source (A) has or anticipates having any claim for compensation from the Seller pursuant to clause (iii) of the definition of Regulatory Change appearing in paragraph (a) of this Section 9.2, and (B) such Funding Source reasonably determines, following consultation with Seller, that having the facility evidenced by this Agreement publicly rated by two credit rating agencies (or, if the applicable Funding Source or its related Managing Agent reasonably determines, following consultation with Seller, that the rating of a single credit rating agency is sufficient to achieve the same effect, by one credit rating agency) would reduce the amount of such compensation by an amount deemed by such Funding Source to be material, then, unless the facility evidenced by this Agreement already has been publicly rated by one or more credit rating agencies, such Funding Source (or its related Managing Agent)

shall provide written notice to the Seller and the Servicer that such Funding Source intends to request such public rating(s) of this facility from two credit rating agencies (or one credit rating agency, as applicable) selected by such Funding Source and acceptable to the Seller in its sole discretion (the “Required Rating(s)”). The Seller and the Servicer agree that they shall cooperate with such Funding Source’s efforts to obtain the Required Rating(s), and shall use commercially reasonable efforts to provide the applicable credit rating agencies (or credit rating agency, as applicable), either directly or through distribution to the Collateral Agent or such Funding Source (or its related Managing Agent), any information (subject to the agreement of each applicable credit rating agency to maintain the confidentiality of any information so provided which relates to any Obligor) requested by such credit rating agencies (or credit rating agency, as applicable) for purposes of providing and monitoring the Required Rating(s); provided that neither failure to obtain the Required Rating(s) nor failure to have the facility rated (to the extent that Seller has acted in good faith to attempt to obtain such rating) shall constitute an Event of Default or early amortization event. The requesting Funding Source shall pay the initial fees payable to the credit rating agencies (or credit rating agency, as applicable) for providing the rating(s) and Seller shall pay all ongoing fees payable to the credit rating agencies (or credit rating agency, as applicable) for their continued monitoring of the rating(s). Nothing in this Section 9.2(d) shall preclude any Funding Source from demanding compensation from the Seller pursuant to Section 9.2(a) hereof at any time and without regard to whether the Required Rating(s) shall have been obtained, or shall require any Funding Source to obtain any ratings on the facility evidenced by this Agreement prior to demanding any such compensation from the Seller; provided, however, in demanding such compensation the applicable Funding Source shall take into account and give effect to any reduction in amounts payable under Section 9.2(a) due to the Required Rating(s) having been obtained.
Section 9.3 Other Costs and Expenses. Seller shall pay to the Collateral Agent, the Managing Agents and the Conduit Purchasers on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, all rating agency fees, costs and expenses incurred by any Conduit Purchaser or Managing Agent, the cost of the Conduit Purchasers’ auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for the Conduit Purchasers, the Managing Agents and the Collateral Agent (which such counsel may be employees of the Conduit Purchasers, the Managing Agents or the Collateral Agent) with respect thereto and with respect to advising the Conduit Purchasers, the Managing Agents and the Collateral Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Collateral Agent or the relevant Managing Agent, within ten (10) days following demand therefor, any and all costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.
Section 9.4 Withholding Tax Exemption.
(a) At least five (5) Business Days prior to the first date on which any amount is payable hereunder for the account of any Purchaser, each Purchaser that is not a “United States person” for United States federal income tax purposes agrees that it will deliver to each of Seller and the related Purchaser Group Managing Agent two duly completed and originally executed copies of United States Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY with all necessary attachments or applicable successor forms, certifying in each case that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each such Purchaser further undertakes to deliver to each of Seller and the related Managing Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Seller or the related Managing Agent, in each case certifying that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless any change in any treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which prevents such Purchaser from duly completing and delivering any such form with respect to it and such Purchaser advises Seller and the related Managing Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.
(b) Each Purchaser that is not a “United States person” for U.S. federal income tax purposes agrees to indemnify and hold Seller, the Managing Agents and the Collateral Agent harmless in respect of any loss, cost or expense incurred by Seller, any Managing Agent or the Collateral Agent as a result of, and agrees that, notwithstanding any other provision hereof, payments hereunder to such Purchaser may be subject to deduction or withholding without indemnification by Seller for any United States federal income taxes, penalties, interest and other costs and losses incurred or payable by Seller, any Managing Agent or the Collateral Agent as a result of, (i) such Purchaser’s failure to submit any form that is required pursuant to this Section 9.4 or (ii) Seller’s, any Managing Agent’s or the Collateral Agent’s reliance on any form that such Purchaser has provided pursuant to this Section 9.4 that is determined to be inaccurate in any material respect.
ARTICLE X
THE AGENTS
Section 10.1 Authorization and Action. Each Purchaser hereby designates and appoints JPMorgan Chase to act as its agent hereunder and under each other Transaction Document, and authorizes the Collateral Agent and its related Managing Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent or such Managing Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Neither the Collateral Agent nor any Managing Agent shall have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent or the Managing Agents shall be read into this Agreement or any other Transaction Document or otherwise exist for the Collateral Agent or the Managing Agents. In performing their respective functions and duties hereunder and under the other Transaction Documents, (i) the Collateral Agent shall act solely as agent for the Purchasers, (ii) each Managing Agent shall act solely as agent for the Conduit Purchasers and Committed Purchasers in the related Purchaser Group and (iii) neither the Collateral Agent nor any Managing Agent shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party’s successors or assigns. Neither the Collateral Agent nor any Managing Agent shall be required to take any action that exposes the Collateral Agent or the Managing Agents to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Collateral Agent and the Managing Agents hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Collateral Agent and each Managing Agent, as applicable, to execute each of the Uniform Commercial Code financing statements, this Agreement and such other Transaction Documents as may require the Collateral Agent’s or a Managing Agent’s signature on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).
Section 10.2 Delegation of Duties. The Collateral Agent and the Managing Agents may execute any of their respective duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Collateral Agent nor any Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
Section 10.3 Exculpatory Provisions. None of the Collateral Agent, the Managing Agents or any of their respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person’s own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article V, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Neither the Collateral Agent nor any Managing Agent shall be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. Neither the Collateral Agent nor any Managing Agent shall be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Collateral Agent or such Managing Agent, as applicable, has received notice from Seller or a Purchaser.
Section 10.4 Reliance by Agents. The Collateral Agent and the Managing Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Collateral Agent or any Managing Agent. The Collateral Agent and the Managing Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Conduit Purchasers or the Required Committed Purchasers or all of the Purchasers, as applicable, as they deem appropriate and they shall first be indemnified to their satisfaction by the Purchasers, provided that unless and until the Collateral Agent or any Managing Agent shall have received such advice, the Collateral Agent or such Managing Agent may take or refrain from taking any action, as the Collateral Agent or such Managing Agent shall deem advisable and in the best interests of the Purchasers. The Collateral Agent and the Managing Agents shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Conduit Purchasers or the Required Committed Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.
Section 10.5 Non-Reliance on Agents and Other Purchasers. Each Purchaser expressly acknowledges that none of the Collateral Agent, the Managing Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent or any Managing Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Collateral Agent or such Managing Agent. Each Purchaser represents and warrants to the Collateral Agent and the Managing Agents that it has and will, independently and without reliance upon the Collateral Agent, any Managing Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.
Section 10.6 Reimbursement and Indemnification. The Committed Purchasers agree to reimburse and indemnify the Collateral Agent and its respective officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent, in connection with the administration and enforcement of this Agreement and the other Transaction Documents. The Committed Purchasers in each Purchaser Group agree to reimburse and indemnify the related Managing Agent and its respective officers, directors, employees, representatives and agents ratably according to their Commitments, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which such Managing Agent, acting in its capacity as Managing Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by such Managing Agent, in its capacity as Managing Agent, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.
Section 10.7 Agents in their Individual Capacities. The Collateral Agent, each Managing Agent and each of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though it were not the Collateral Agent or a Managing Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Collateral Agent and each Managing Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Collateral Agent or a Managing Agent, and the terms “Committed Purchaser,” “Purchaser,” “Committed Purchasers” and “Purchasers” shall include the Collateral Agent and each Managing Agent in its individual capacity.
Section 10.8 Successor Agent. The Collateral Agent and each Managing Agent may, upon five (5) days’ notice to Seller and the Purchasers, and the Collateral Agent or any Managing Agent will, upon the direction of all of the Purchasers (other than such Collateral Agent or Managing Agent, in its individual capacity, as applicable) resign as Collateral Agent or Managing Agent, as applicable. If the Collateral Agent or a Managing Agent shall resign, then the Required Committed Purchasers, in the case of the Collateral Agent, or the Committed Purchasers of the related Purchaser Group, in the case of a Managing Agent during such five-day period shall appoint from among the Committed Purchasers, in the case of the Collateral Agent, or the Committed Purchasers of the related Purchaser Group, in the case of a Managing Agent, a successor agent. If for any reason no successor agent is appointed by the Required Committed Purchasers, in the case of the Collateral Agent, or the Committed Purchasers of the related Purchaser Group, in the case of a Managing Agent, during such five-day period, then effective upon the termination of such five-day period, the Committed Purchasers, in the case of the Collateral Agent, and the Committed Purchasers of the related Purchaser Group, in the case of a Managing Agent, shall perform all of the duties of the Collateral Agent or the applicable Managing Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Collateral Agent’s or Managing Agent’s resignation hereunder as Collateral Agent or Managing Agent, as applicable, the retiring Collateral Agent or Managing Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article X and Article IX shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Collateral Agent or Managing Agent under this Agreement and under the other Transaction Documents.

Section 10.9 Collateral Agent as Secured Party Representative. The parties hereto acknowledge that the Collateral Agent has been granted a collateral assignment of, and security interest in, all of Seller’s rights under the Receivables Sale Agreement, including without limitation its rights as secured party or buyer with respect to assets transferred or pledged thereunder. In connection with such assignment, Seller hereby authorizes the Collateral Agent to be named as secured party of record, on Seller’s behalf and as Seller’s secured party representative, with respect to all UCC financing statements filed in connection with the Receivables Sale Agreement. Collateral Agent hereby acknowledges and agrees that it is acting as Seller’s secured party representative for purposes of perfection in being named as secured party of record on such financing statements.

ARTICLE XI
ASSIGNMENTS; PARTICIPATIONS
Section 11.1 Assignments.
(a) Seller and each Committed Purchaser hereby agree and consent to the complete or partial assignment by each Conduit Purchaser of all or any portion of its rights under, interest in, title to and obligations under this Agreement (i) to the related Committed Purchasers pursuant to this Agreement or pursuant to a Liquidity Agreement, (ii) to any other issuer of commercial paper notes sponsored or administered by the Managing Agent of such Conduit’s Purchaser Group and with a rating of at least A-1/P-1 or (iii) to any other Person; provided that, prior to the occurrence of an Amortization Event, such Conduit Purchaser may not make any such assignment pursuant to this clause (iii), except in the event that the circumstances described in Section 11.1(c) occur, without the consent of Seller (which consent shall not be unreasonably withheld or delayed), and upon such assignment, such Conduit Purchaser shall be released from its obligations so assigned. Further, Seller and each Committed Purchaser hereby agree that any assignee of any Conduit Purchaser of this Agreement or all or any of the Purchaser Interests of such Conduit Purchaser shall have all of the rights and benefits under this Agreement as if the term “Conduit Purchaser” explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of such Conduit Purchaser hereunder. Neither Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.
(b) Any Committed Purchaser may, at any time and from time to time, assign to one or more Persons (“Purchasing Committed Purchasers”) all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VI hereto (the “Assignment Agreement”) executed by such Purchasing Committed Purchaser and such selling Committed Purchaser. The consent of the Conduit Purchaser or Conduit Purchasers in such Committed Purchaser’s Purchaser Group, if any, shall be required prior to the effectiveness of any such assignment. The selling Committed Purchaser will consult with the Seller regarding the suitability of the Purchasing Committed Purchaser prior to the effectiveness of any assignment pursuant to this Section 11.1(b) and, so long as the Seller’s response is not unreasonably withheld or delayed, such Committed Purchaser will use commercially reasonable efforts to accommodate the Seller’s preferences and, if the Seller timely solicits a commitment from an eligible assignee on terms that are not disadvantageous to the assigning Committed Purchaser, such Committed Purchaser will accommodate the Seller’s request. Each assignee of a Committed Purchaser which is a member of a Purchaser Group which has a Conduit Purchaser as a member must have a short-term debt rating from S&P and Moody’s equal to or greater than the ratings required in order to maintain the rating of the commercial paper issued by the related Conduit Purchaser (the “Required Ratings”). Upon delivery of the executed Assignment Agreement to the Collateral Agent, such selling Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Committed Purchaser shall for all purposes be a Committed Purchaser party to this Agreement and shall have all the rights and obligations of a Committed Purchaser under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Collateral Agent shall be required.
(c) Each of the Committed Purchasers that is (i) not a Conduit Purchaser and (ii) a member of a Purchaser Group that has a Conduit Purchaser as a member, agrees that in the event that it shall cease to have the Required Ratings (an “Affected Committed Purchaser”), such Affected Committed Purchaser shall be obliged, at the request of the Conduit Purchasers in such Committed Purchaser’s Purchaser Group or the applicable Managing Agent, to assign all of its rights and obligations hereunder to (x) another Committed Purchaser or (y) another funding entity nominated by such Managing Agent and acceptable to such affected Conduit Purchasers, and willing to participate in this Agreement through the Facility Termination Date in the place of such Affected Committed Purchaser; provided, that the Affected Committed Purchaser receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Committed Purchaser’s Pro Rata Share of the Aggregate Capital and Yield owing to the Committed Purchasers and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Committed Purchasers.
Section 11.2 Participations. Any Committed Purchaser may, in the ordinary course of its business at any time sell to one or more Persons (each a “Participant”) participating interests in its Pro Rata Share of the Purchaser Interests of the Committed Purchasers or any other interest of such Committed Purchaser hereunder. The selling Committed Purchaser will consult with the Seller regarding the suitability of each Participant prior to the effectiveness of any participation pursuant to this Section 11.2 and, so long as the Seller’s response is not unreasonably withheld or delayed, such Committed Purchaser will use commercially reasonable efforts to accommodate the Seller’s preferences, and, if the Seller timely solicits a commitment from an eligible Participant on terms that are not disadvantageous to the selling Committed Purchaser, such Committed Purchaser will accommodate the Seller’s request. Notwithstanding any such sale by a Committed Purchaser of a participating interest to a Participant, such Committed Purchaser’s rights and obligations under this Agreement shall remain unchanged, such Committed Purchaser shall remain solely responsible for the performance of its obligations hereunder, and Seller, the Servicer, the Conduit Purchasers, the Managing Agents and the Collateral Agent shall continue to deal solely and directly with such Committed Purchaser in connection with such Committed Purchaser’s rights and obligations under this Agreement. No Participant shall have rights greater than those of the related Committed Purchaser. Each Committed Purchaser agrees that any agreement between such Committed Purchaser and any such Participant in respect of such participating interest shall not restrict such Committed Purchaser’s right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 11.1(b)(i).
Section 11.3 Additional Purchaser Groups; Joinder by Conduit Purchaser.
(a) Upon the Seller’s request, an additional Purchaser Group may be added to this Agreement at any time by the execution and delivery of a joinder agreement, substantially in the form set forth in Exhibit VII hereto (a “Joinder Agreement”) by the members of such proposed additional Purchaser Group, the Seller, the Servicer and the Collateral Agent, which execution and delivery shall not be unreasonably refused by such parties. Upon the effective date of such Joinder Agreement, (i) each Person specified therein as a “New Conduit Purchaser” shall become a party hereto as a Conduit Purchaser, entitled to the rights and subject to the obligations of a Conduit Purchaser hereunder, (ii) each Person specified therein as a “New Committed Purchaser” shall become a party hereto as a Committed Purchaser, entitled to the rights and subject to the obligations of a Committed Purchaser hereunder, (iii) each Person specified therein as a “New Managing Agent” shall become a party hereto as a Managing Agent, entitled to the rights and subject to the obligations of a Managing Agent hereunder and (iv) the Purchase Limit shall be increased, if appropriate, by an amount which is equal to (x) the aggregate

Commitments of the New Committed Purchasers party to such Joinder Agreement. On or prior to the effective date of such Joinder Agreement, the Seller, each new Purchaser and the new Managing Agent shall enter into a Fee Letter for purposes of setting forth the fees payable to the members of such Purchaser Group in connection with this Agreement.
(b) Any Purchaser Group may add a Conduit Purchaser member at any time by the execution and delivery of a Joinder Agreement by such proposed Conduit Purchaser, the other members of such Purchaser Group, the Seller, the Servicer and the Collateral Agent, which execution and delivery shall not be unreasonably refused by such parties. Upon the effective date of such Joinder Agreement, each Person specified therein as a “New Conduit Purchaser” shall become a party hereto as a Conduit Purchaser, entitled to the rights and subject to the obligations of a Conduit Purchaser hereunder.

Section 11.4 Extension of Facility Termination Date. The Seller may advise any Managing Agent in writing of its desire to extend the Facility Termination Date for an additional period not exceeding 364 days, provided such request is made not more than 90 days prior to, and not less than 60 days prior to, the then current Facility Termination Date. Each Managing Agent so advised by the Seller shall promptly notify each Committed Purchaser in its related Purchaser Group of any such request and each such Committed Purchaser shall notify its related Managing Agent, the Collateral Agent and the Seller of its decision to accept or decline the request for such extension no later than 30 days prior to the then current Facility Termination Date (it being understood that each Committed Purchaser may accept or decline such request in its sole discretion and on such terms as it may elect, and the failure to so notify its Managing Agent, the Collateral Agent and the Seller shall be deemed an election not to extend by such Committed Purchaser). In the event that at least one Committed Purchaser agrees to extend the Facility Termination Date, the Seller Parties, the Collateral Agent, the extending Committed Purchasers and the applicable Managing Agent or Managing Agents shall enter into such documents as such extending Committed Purchasers may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by such Committed Purchasers, the Managing Agents and the Collateral Agent (including reasonable attorneys’ fees) shall be paid by the Seller. In the event that any Committed Purchaser (a) declines the request to extend the Facility Termination Date or (b) is in a Purchaser Group with respect to which the Seller did not seek an extension of the Facility Termination Date (each such Committed Purchaser being referred to herein as a “Non-Renewing Committed Purchaser”), and, in the case of a Non-Renewing Committed Purchaser described in clause (a), the Commitment of such Non-Renewing Committed Purchaser is not assigned to another Person in accordance with the terms of this Article XI prior to the then current Facility Termination Date, the Purchase Limit shall be reduced by an amount equal to each such Non-Renewing Committed Purchaser’s Commitment on the then current Facility Termination Date.
Section 11.5 Terminating Committed Purchasers.
(a) Any Affected Committed Purchaser or Non-Renewing Committed Purchaser which has not assigned its rights and obligations hereunder if requested pursuant to this Article XI shall be a “Terminating Committed Purchaser” for purposes of this Agreement as of the then current Facility Termination Date (or, in the case of any Affected Committed Purchaser, such earlier date as declared by the Conduit Purchaser in such Affected Committed Purchaser’s Purchaser Group). If an Amortization Event has occurred, and the Committed Purchasers in a Purchaser Group have voted or otherwise determined to declare an Amortization Date, but the Committed Purchasers in the other Purchaser Groups have voted or otherwise determined not to declare an Amortization Date, then the Committed Purchasers in such Purchaser Group (and each Conduit Purchaser in such Purchaser Group that has any Capital outstanding at such time) may, upon written notice to the Servicer, the Seller and the Collateral Agent, elect to become, and shall become, Terminating Committed Purchasers effective on the date specified in such notice, which shall be a date no less than three (3) Business Days after the date such notice is received by the Servicer, the Seller and the Collateral Agent.
(b) Each Terminating Committed Purchaser shall be allocated, in accordance with Section 2.2, a ratable portion of Collections according to its respective Termination Percentage from the date of its becoming a Terminating Committed Purchaser (the “Termination Date”) until such Terminating Committed Purchaser’s Capital shall be paid in full. Each Terminating Committed Purchaser’s Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Committed Purchaser’s Capital shall be reduced ratably with all Committed Purchasers in accordance with Section 2.3.

(c) On the date any Committed Purchaser becomes a Terminating Committed Purchaser, the Commitment of such Committed Purchaser shall terminate and the Purchase Limit shall be reduced by an amount equal to such Committed Purchaser’s Commitment. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Committed Purchaser (after application of Collections thereto pursuant to Sections 2.2 and 2.4) all rights and obligations of such terminating Committed Purchaser hereunder shall be terminated and such terminating Committed Purchaser shall no longer be a “Committed Purchaser” hereunder; provided, however, that the provisions of Article IX shall continue in effect for its benefit with respect to Purchaser Interests or the Commitment held by such Terminating Committed Purchaser prior to its termination as a Committed Purchaser.
ARTICLE XII
MISCELLANEOUS
Section 12.1 Waivers and Amendments.
(a) No failure or delay on the part of the Collateral Agent, the Managing Agents or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.
(b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 12.1(b). The Conduit Purchasers, Seller, the Servicer, the Managing Agents and the Collateral Agent, at the direction of the Required Committed Purchasers, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:
(i) without the consent of each affected Purchaser, (A) extend the Facility Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof), (C) reduce any fee payable to the Collateral Agent or the Managing Agents for the benefit of the Purchasers, (D) except pursuant to Article XI hereof, change the amount of the Capital of any Purchaser, any Committed Purchaser’s Pro Rata Share (except as may be required pursuant to a Conduit Purchaser’s Liquidity Agreement) or any Committed Purchaser’s Commitment, (E) amend, modify or waive any provision of the definition of Required Committed Purchasers or this Section 12.1(b), (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Concentration Limit,” “Defaulted Receivables,” “Default Proxy Ratio,” “Delinquency

Ratio,” “Delinquent Receivable,” “Discount and Servicing Fee Reserve,” “Dilution Horizon Ratio,” “Dilution Reserve,” “Dilution Reserve Ratio,” “Dilution Ratio,” “Eligible Receivable,” “Loss Horizon Ratio,” “Loss Reserve,” “Loss Reserve Ratio,” “Loss-to-Balance Ratio,” or “Receivables Dilution Ratio” or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or
(ii) without the written consent of any then Collateral Agent or Managing Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Collateral Agent or Managing Agent, as applicable.

Notwithstanding the foregoing, (i) without the consent of the Committed Purchasers, the Collateral Agent may, with the consent of Seller, amend this Agreement solely to add additional Persons as Committed Purchasers hereunder and (ii) the Collateral Agent, the Required Committed Purchasers and the Conduit Purchasers may enter into amendments to modify any of the terms or provisions of Article X, Article XI and Section 12.13 or any other provision of this Agreement without the consent of Seller, provided that such amendment has no negative impact upon Seller. Any modification or waiver made in accordance with this Section 12.1 shall apply to each of the Purchasers equally and shall be binding upon Seller, the Purchasers, the Managing Agents and the Collateral Agent.
Section 12.2 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or facsimile numbers set forth below:
If to the Seller:
CGSF Funding Corporation
One Post Street
San Francisco, California 94104
If to the Servicer:
McKesson Corporation
One Post Street
San Francisco, California 94104
If to the Collateral Agent:
JPMorgan Chase Bank, N.A.
Asset Backed Securities
10 South Dearborn Street
Suite IL1-0079
Chicago, IL 60670
If to any Managing Agent:
The address set forth on Schedule B hereto

If to any Purchaser:
The address of the related Managing Agent set forth on Schedule B hereto or, in each case, at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 12.2. Seller hereby authorizes the Collateral Agent to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Collateral Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Collateral Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Collateral Agent, the records of the Collateral Agent shall govern absent manifest error.
Section 12.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 9.2 or 9.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
Section 12.4 Protection of Ownership Interests of the Purchasers.
(a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Collateral Agent may reasonably request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Collateral Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time following the occurrence of the Amortization Date resulting from an Amortization Event, the Collateral Agent may, or the Collateral Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller’s expense, of the ownership or security interests of the Purchasers under this Agreement and after the occurrence and during the continuance of an Amortization Event, may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Collateral Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser’s request, withhold the identity of such Purchaser in any such notification.
(b) If any Seller Party fails to perform any of its obligations hereunder, the Collateral Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligation, and the Collateral Agent’s or such Purchaser’s costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 9.3. Each Seller Party irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent, and appoints the Collateral Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Collateral Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables (which financing statements may include a description of collateral consistent with Section 12.14(b) or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the interests of the Collateral Agent therein, including, without limitation, describing such property as “all assets of the Debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof” or words of similar effect) and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

Section 12.5 Confidentiality.
(a) Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Collateral Agent, the Managing Agent and the Conduit Purchasers and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party’s and such Purchaser’s external accountants and attorneys and as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
(b) The Collateral Agent, each Managing Agent and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of any material nonpublic information with respect to the Seller Parties (the “Information”); provided, that each Seller Party hereby consents to the disclosure of Information (i) to the Collateral Agent, the Managing Agents, the Committed Purchasers or the Conduit Purchasers by each other and (ii) by the Collateral Agent, any Managing Agent or any Purchaser to: (A) any prospective or actual assignee or participant of any of them, provided, that each such Person has been informed of the confidential nature of such Information and has agreed, pursuant to an agreement containing provisions substantially similar to this Section, to keep such Information confidential, (B) any rating agency then rating the Commercial Paper of any Conduit Purchaser and any nationally recognized statistical rating organization in compliance with Rule 17g-5 under the Securities Exchange Act of 1934, as amended (or to any other rating agency in compliance with any similar rule or regulation in any relevant jurisdiction, provided that such other rating agency is bound by confidentiality obligations no less stringent than those required under such Rule 17g-5), (C) any Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Conduit Purchaser or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any Managing Agent or one of its Affiliates acts as the administrator, administrative agent or collateral agent, provided, that each such Person has been informed of the confidential nature of such Information and has agreed to keep such Information confidential, (D) any officers, directors, employees, outside accountants and attorneys of the Collateral Agent, any Managing Agent or any Purchaser (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), or (E) pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law); provided, that to the extent permitted by applicable law or regulation, each of the Collateral Agent, each Managing Agent and each Purchaser agrees to notify the Seller Parties prior to (if reasonably practicable) or concurrently with its disclosure of such Information pursuant to Section 12.5(b)(i)(A) or Section 12.5(b)(i)(E) of this Agreement. Each of the Collateral Agent, each Managing Agent and each Purchaser acknowledges that it has developed compliance procedures regarding the use of material nonpublic information in accordance with applicable law, including United States federal and state securities laws.

Section 12.6 Bankruptcy Petition. Each of Seller, the Servicer, the Collateral Agent, the Managing Agents and each Committed Purchaser hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of a Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

Section 12.7 Limitation of Liability; Limitation of Payment; No Recourse.
(a) Notwithstanding any provisions contained in this Agreement or any other Transaction Document to the contrary, no Conduit Purchaser shall be obligated to pay any amount pursuant to this Agreement or any other Transaction Document unless such Conduit Purchaser has excess cash flow from operations or has received funds which may be used to make such payment and which funds or excess cash flow are not required to repay any of such Conduit Purchaser’s Commercial Paper when due. Any amount which any Conduit Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against such Conduit Purchaser for any such insufficiency but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of the Federal Bankruptcy Code) of any such party shall be subordinated to the payment in full of all obligations of such Conduit Purchaser in respect of Commercial Paper. The agreements in this section shall survive the termination of this Agreement and the other Transaction Documents.
(b) Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the obligations of each Conduit Purchaser under the Transaction Documents are solely the corporate obligations of such Conduit Purchaser. No recourse shall be had for any obligation or claim arising out of or based upon any Transaction Document against any stockholder, employee, officer, director, incorporator, trustee, grantor, noteholder, member, manager or agent of such Conduit Purchaser. The agreements in this section shall survive the termination of this Agreement and the other Transaction Documents.
(c) Except with respect to any claim arising out of the willful misconduct or gross negligence of the Conduit Purchasers, the Managing Agents, the Collateral Agent, or any Committed Purchaser, no claim may be made by any Seller Party or any other Person against any Conduit Purchaser, the Collateral Agent or any Committed Purchaser or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 12.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE PURCHASERS’ SECURITY INTEREST IN THE PURCHASER INTERESTS IS GOVERNED BY THE LAW OF ANOTHER STATE, AS REQUIRED BY THE LAWS OF THE STATE OF NEW YORK.
Section 12.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH OF SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT, THE MANAGING AGENTS OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO REALIZE ON THE INTERESTS OF THE PURCHASERS AND THE COLLATERAL AGENT IN ANY RECEIVABLES, RELATED SECURITY OR PROCEEDS THEREOF. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE COLLATERAL AGENT, ANY MANAGING AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY SUCH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.
Section 12.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER .
Section 12.11 Integration; Binding Effect; Survival of Terms.
(a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
(b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article IV, (ii) the indemnification and payment provisions of Article IX, and Sections 12.5 and 12.6 shall be continuing and shall survive any termination of this Agreement.
Section 12.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement.

Section 12.13 Agent Roles.
(a) JPMorgan Chase Roles. Each of the Committed Purchasers acknowledges that JPMorgan Chase acts, or may in the future act, (i) as administrative agent or administrative trustee for one or more of the Conduit Purchasers, (ii) as Managing Agent for one or more of the Conduit Purchasers, (iii) as issuing and paying agent for one or more Conduit Purchaser’s Commercial Paper, (iv) to provide credit or liquidity enhancement for the timely payment for one or more Conduit Purchaser’s Commercial Paper and (v) to provide other services from time to time for some or all of the Purchasers (collectively, the “JPMorgan Chase Roles”). Without limiting the generality of this Section 12.13(a), each Committed Purchaser hereby acknowledges and consents to any and all JPMorgan Chase Roles and agrees that in connection with any JPMorgan Chase Role, JPMorgan Chase may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent or administrative trustee for the related Conduit Purchasers, and the giving of notice of a mandatory purchase pursuant its Liquidity Agreement.
(b) Managing Agent Institution Roles. Each of the Committed Purchasers acknowledges that each Committed Purchaser that serves as a Managing Agent hereunder (a “Managing Agent Institution”) acts, or may in the future act, (i) as Managing Agent for a Conduit Purchaser or Conduit Purchasers, (ii) as issuing and paying agent for such Conduit Purchaser’s Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for such Conduit Purchaser’s Commercial Paper and (iv) to provide other services from time to time for some or all of the Purchasers (collectively, the “Managing Agent Institution Roles”). Without limiting the generality of this Section 12.13(b), each Committed Purchaser hereby acknowledges and consents to any and all Managing Agent Institution Roles and agrees that in connection with any Managing Agent Institution Role, the applicable Managing Agent Institution may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for the related Conduit Purchasers, if any, and the giving of notice to the Collateral Agent or any Managing Agent of a mandatory purchase pursuant to its Liquidity Agreement.
Section 12.14 Characterization.
(a) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to each Purchaser and the Collateral Agent for all representations, warranties and covenants made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Collateral Agent or any assignee thereof of any obligation of Seller or the Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or the Originator.
(b) The Seller hereby grants to the Collateral Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller’s right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, all of Seller’s rights under the Receivables Sale Agreement and all proceeds of any thereof to secure the prompt and complete payment of the Aggregate Unpaids. After an Amortization Event, the Collateral Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative. The Seller represents and warrants that each remittance of

Collections to the Collateral Agent, any Managing Agent or any Purchaser hereunder has been (i) in payment of a debt incurred in the ordinary course of its business or financial affairs and (ii) made in the ordinary course of its business or financial affairs.
Section 12.15 Amendment and Restatement; Consent to Amendment of Receivables Sale Agreement. This Agreement amends, restates and supersedes in its entirety the Original RPA and shall not constitute a novation thereof. It is the intent of each of the parties hereto that all references to the Original RPA in any Transaction Document to which such party is a party and which becomes or remains effective on or after the date hereof shall be deemed to mean and be references to this Agreement. By its signature hereto, the Collateral Agent and each Managing Agent consents to the terms of (1) the Third Amended and Restated Receivables Sale Agreement of even date herewith between McKesson Corporation, as seller and the Seller, as buyer and (2) the Reaffirmation, Termination and Assignment Agreement of even date herewith among California Golden State Finance Company, the Originator and the Seller.
Section 12.16 Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Committed Purchaser may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Purchaser Interest and any rights to payment of Capital and Yield) under this Agreement to secure obligations of such Committed Purchaser to a Federal Reserve Bank, without notice to or consent of the Seller or the Collateral Agent; provided that no such pledge or grant of a security interest shall release a Committed Purchaser from any of its obligations hereunder, or substitute any such pledgee or grantee for such Committed Purchaser as a party hereto.
Section 12.17 USA PATRIOT Act. Each Committed Purchaser that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies the Seller Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Seller Party, which information includes the name and address of each Seller Party and other information that will allow such Committed Purchaser to identify each Seller Party in accordance with the Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

CGSF FUNDING CORPORATION,
as the Seller

By:	/s/ Nicholas A. Loiacono
Name:	Nicholas L. Loiacono
Title:	President

McKESSON CORPORATION, as the Servicer

By:	/s/ Willie C. Bogan
Name:	Willie C. Bogan
Title:	Secretary
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

JUPITER SECURITIZATION COMPANY LLC (as successor in interest to JS SILOED TRUST), as a Conduit Purchaser

By:	JPMorgan Chase Bank, N.A., not in its individual capacity but solely as administrative trustee

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, a Managing Agent and as Collateral Agent

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Executive Director
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

BANK OF AMERICA, N.A.,
as a Committed Purchaser and a Managing Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Managing Agent

By:	/s/ John Mathews
Name:	John Mathews
Title:	Director – Corporate Banking
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Managing Agent

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as a Conduit Purchaser

By:	/s/ Damian Perez
Name:	Damian Perez
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL”, NEW YORK BRANCH, as a Committed Purchaser and a Managing Agent

By:	/s/ Izumi Fukushima
Name:	Izumi Fukushima
Title:	Executive Director

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as a Committed Purchaser and as Managing Agent

By:	/s/ Dale Stein
Name:	Dale Stein
Title:	Senior Vice President
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

BRYANT PARK FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Damian Perez
Name:	Damian Perez
Title:	Vice President

HSBC SECURITIES (USA), INC., as a Managing Agent

By:	/s/ Robert Wainwright
Name:	Robert Wainwright
Title:	Vice President

HSBC BANK PLC, as a Committed Purchaser

By:	/s/ P. Florence
Name:	P. Florence
Title:	Global Relationship Manager
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

FIFTH THIRD BANK,
as a Committed Purchaser and as Managing Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President
Signature Page to Fourth Amended and
Restated Receivables Purchase Agreement

EXHIBIT I
DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Accrual Period” means each calendar month, provided that the initial Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.
“Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person (other than Permitted Liens).
“Affected Committed Purchaser” has the meaning specified in Section 11.1(c).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.
“Aggregate Capital” means, at any time, the sum of all Capital of all Purchaser Interests.
“Aggregate Reduction” has the meaning specified in Section 1.3.
“Aggregate Reserves” means, on any date of determination, the sum of the Loss Reserve, the Discount and Servicing Fee Reserve and the Dilution Reserve.
“Aggregate Unpaids” means, at any time, an amount equal to the sum of all Capital and all other unpaid Obligations (whether due or accrued) at such time.
“Agreement” means this Fourth Amended and Restated Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.
“Amortization Date” means the earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 5.2 are not satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 8.1(d), (iii) the Business Day specified in a written notice from the Collateral Agent pursuant to Section 8.2 following the occurrence of any other Amortization Event, and (iv) the date which is sixty (60) Business Days after the Collateral Agent’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.
“Amortization Event” has the meaning specified in Article VIII.
“Applicable Margin” means, on any date and with respect to each funding made at the LIBO Rate (x) by a Purchaser that is a member of a Bank Funding Purchaser Group, the rate per annum set forth in the Fee Letter and (y) by a Purchaser that is a member of a CP Funding Purchaser Group, 2.00% per annum.
“Assignment Agreement” has the meaning set forth in Section 11.1(b).

“Authorized Officer” shall mean, with respect to any Seller Party, its respective corporate controller, treasurer, assistant treasurer, vice president-finance or chief financial officer and, in addition, in the case of the Seller, its president so long as the president retains the duties of a financial officer of the Seller.
“Bank Funding Purchaser Group” means, each Purchaser Group listed on Schedule A hereto as a “Bank Funding Purchaser Group”, or in any Assignment Agreement or Joinder Agreement as a “Bank Funding Purchaser Group”, or which has been designated in writing to the Seller and the Agent as a “Bank Funding Purchaser Group” by the Managing Agent thereof with the written approval of the Seller (which approval shall not be unreasonably withheld).
“Base Rate” means a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall at all times be equal to the highest of: (i) the Prime Rate, (ii) the Federal Funds Rate plus 0.50% and (iii) the LIBO Rate for a Tranche Period of one month.
“Broken Funding Costs” means for any Purchaser Interest which: (i) has its Capital reduced without compliance by the Seller with the notice requirements hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned under Article XI or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) Yield that would have accrued during the remainder of the Tranche Periods determined by the Collateral Agent or the applicable Managing Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. All Broken Funding Costs shall be due and payable hereunder upon demand.
“Business Day” means any day on which banks are not authorized or required to close in New York, New York, San Francisco, California or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.
“Capital” of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Collateral Agent which in each case has been applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided, that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.
“Change of Control” means, (i) with respect to McKesson, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 51% or more of the outstanding shares of voting stock of McKesson (other than any such acquisition which occurs as part of a transaction consisting of (x) McKesson becoming a wholly owned subsidiary of a holding company and (y) the holders of the voting stock of such holding company immediately following such transaction are substantially the same as the holders of McKesson’s voting stock immediately prior to such transaction) and (ii) with respect the Seller, McKesson’s failure to directly own 100% of the issued and outstanding capital stock of the Seller.

“Collateral Agent” has the meaning set forth in the preamble to this Agreement.
“Collection Account” means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit I to the Fee Letter (as updated from time to time by written notice to the Collateral Agent pursuant to Section 6.2(b)).
“Collection Account Agreement” means an agreement in form and substance acceptable to the Collateral Agent, among the Originator, Seller, the Collateral Agent and a Collection Bank.
“Collection Bank” means, at any time, any of the banks holding one or more Collection Accounts.
“Collection Notice” means a notice, in substantially the form attached to, or otherwise conforming the requirements set forth in, the applicable Collection Account Agreement, from the Collateral Agent to a Collection Bank.
“Collection Period” means each calendar month.
“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.
“Commercial Paper” means promissory notes of any Conduit Purchaser issued by such Conduit Purchaser in the commercial paper market.
“Commitment” means, for each Committed Purchaser, the commitment of such Committed Purchaser to purchase its Pro Rata Share of Purchaser Interests from (i) Seller and (ii) the Conduit Purchasers, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Committed Purchaser’s name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof.
“Committed Purchaser” means, as to any Purchaser Group, each of the financial institutions listed on Schedule A hereto as a “Committed Purchaser” for such Purchaser Group, or in any Assignment Agreement or Joinder Agreement as a “Committed Purchaser” for the applicable Purchaser Group, together with its respective successors and permitted assigns.
“Concentration Limit” means, at any time, for any Obligor, the maximum amount of Receivables owned by the Seller which may be owing from such Obligor, which at any time shall be equal to such Obligor’s Standard Concentration Limit or Special Concentration Limit, as applicable by definition to such Obligor; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor.
“Conduit Purchaser” means, as to any Purchaser Group, each of the Persons listed on Schedule A hereto as a “Conduit Purchaser” for such Purchaser Group, or in any Assignment Agreement or Joinder Agreement as a “Conduit Purchaser” for the applicable Purchaser Group, together with its respective successors and permitted assigns. For purposes of this Agreement and each other Transaction Document, the term “Conduit Purchaser” shall, as the context may require, include and be a reference to (i) any Person that acquires or maintains, directly or indirectly, an interest in a Purchaser Interest hereunder and/or (ii) any Person that issues promissory notes in the commercial paper market to enable a Person described in clause (i) hereof to acquire and maintain an interest in a Purchaser Interest hereunder that is administered by the same Managing Agent as a Person described in clause (i) hereof.
“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.
“Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.
“CP Funding Purchaser Group” means, each Purchaser Group listed on Schedule A hereto as a “CP Funding Purchaser Group”, or in any Assignment Agreement or Joinder Agreement as a “CP Funding Purchaser Group”, or which has been designated in writing to the Seller and the Agent as a “CP Funding Purchaser Group” by the Managing Agent thereof with the written approval of the Seller (which approval shall not be unreasonably withheld).
“CP Rate” means, with respect to a Conduit Purchaser for any Tranche Period, the per annum rate equivalent to the weighted average cost (as determined by the related Managing Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Pooled Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, other borrowings by such Conduit Purchaser (other than under any commercial paper program support agreement) and any other costs associated with the issuance of Pooled Commercial Paper) of or related to the issuance of Pooled Commercial Paper that are allocated, in whole or in part, by such Conduit Purchaser or its Managing Agent to fund or maintain its Purchaser Interests during such Tranche Period; provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Conduit Purchaser for such Purchaser Interest for such Tranche Period, such Conduit Purchaser shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.
“Credit and Collection Policy” means Seller’s credit and collection policies and practices relating to Contracts and Receivables existing on, and provided to the Collateral Agent and the Managing Agents on or prior to, the Effective Date, as modified from time to time in accordance with this Agreement.
“Daily Report” means a report, in form and substance mutually acceptable to the Seller and the Managing Agents (appropriately completed), furnished by the Servicer to the Managing Agents on each Business Day pursuant to Section 7.5, reflecting information for the second Business Day immediately preceding such Business Day.
“Debt Rating” means, with respect to any Person at any time, the then current rating by S&P or Moody’s of such Person’s long-term public senior unsecured unsubordinated non-credit enhanced debt.
“Deemed Collections” means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. Seller shall be deemed (i) to have received a Collection of a Receivable, to the extent of the applicable reduction, if at any time the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) to have received a Collection in full of a Receivable if at any time any of the representations or warranties in Article IV are no longer true with respect to such Receivable.
“Defaulted Receivable” means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 8.1(d) (as if references to Seller Party therein refer to such Obligor); (ii) which, consistent with the Credit and Collection Policy, would be written off Seller’s books as uncollectible, (iii) which has been identified by Seller as uncollectible in accordance with the Credit and Collection Policy or (iv) as to which any payment, or part thereof, remains unpaid for ninety one (91) days or more from the original due date for such payment.
“Default Fee” means with respect to any amount due and payable by Seller in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Base Rate.
“Default Proxy Ratio” means, as of the last day of any Collection Period, a fraction (calculated as a percentage) equal to (i) the aggregate Outstanding Balance of all Receivables (without duplication) which remain unpaid for more than sixty (60) but less than ninety-one (91) or more days from the original due date at any time during the Collection Period then ending plus the aggregate Outstanding Balance of all Receivables (without duplication) which, consistent with the Credit and Collection Policy, were or should have been written off the Seller’s books as uncollectible and are less than ninety (90) days old during such period plus the aggregate Outstanding Balance of all Receivables (without duplication) with respect to which the related Obligors are subject to a proceeding of the type described in Section 8.1(d) but which have not yet been written off the Seller’s books as uncollectible, divided by (ii) the aggregate Outstanding Balance of all Receivables generated during the Collection Period which ended three (3) Collection Periods prior to such last day.
“Delinquency Ratio” means, as of the last day of any Collection Period, a fraction (calculated as a percentage) equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time and as of the last day of the two (2) preceding Collection Periods by (ii) the sum of the aggregate Outstanding Balance of all Receivables as of the last day of each of such three (3) Collection Periods.
“Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for sixty one (61) days or more from the original due date for such payment.
“Designated Obligor” means an Obligor indicated by the Collateral Agent to Seller in writing.
“Dilution Horizon Ratio” means, as of any date as set forth in the most recent Monthly Report, a ratio computed by dividing (i) the sum of (x) the aggregate of all Receivables generated during the most recently ended Collection Period and (y) the product of 0.5 and the aggregate of all Receivables generated during the previous Collection Period by (ii) the Net Receivables Balance as of the last day of the most recently ended Collection Period.
“Dilution Ratio” means, for any Collection Period, the ratio (expressed as a percentage) computed as of the last day of such Collection Period by dividing (i) an amount equal to the aggregate reductions in the Outstanding Balance of any Receivable as a result of any Dilutions during such Collection Period by (ii) the aggregate Outstanding Balance of all Receivables generated during the previous Collection Period.

“Dilution Reserve” means, on any date, an amount equal to (x) the greater of (i) 3% and (ii) the Dilution Reserve Ratio then in effect times (y) the Net Receivables Balance as of the close of business on the immediately preceding Business Day.
“Dilution Reserve Ratio” means, as of any date, an amount calculated as follows:
DRR = [(2.25 × ADR) + [(HDR-ADR) × (HDR/ADR)]] × DHR
where:
DRR = the Dilution Reserve Ratio;
ADR = the average of the Dilution Ratios for the past twelve Collection Periods;
HDR = the highest average of the Dilution Ratios for any three consecutive Collection Periods during the most recent twelve months; and
DHR = the Dilution Horizon Ratio.
The Dilution Reserve Ratio shall be calculated monthly in each Monthly Report and such Dilution Reserve Ratio shall, absent manifest error, be effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date.
“Dilutions” means, at any time, the aggregate amount of reductions or cancellations described in clause (i) of the definition of “Deemed Collections”, other than (a) the aggregate dollar amount of all reductions in the aggregate Outstanding Balance of all Receivables resulting from discounts earned by Obligors due to payments made by such Obligors on account of Receivables within their payment terms and (b) volume rebates.
“Discount and Servicing Fee Reserve” means, on any date, the sum of (i) one and one-half of one percent (1.5%) times the lower of the Net Receivables Balance and the Purchase Limit as of the close of business on the immediately preceding Business Day plus (ii) the average outstanding amount of accrued and unpaid Yield and fees during the preceding Collection Period, such component to be calculated in each Monthly Report which component shall, absent manifest error, become effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date. The Collateral Agent shall estimate the component of the Discount and Servicing Fee Reserve described in clause (ii) above for the period from the initial purchase hereunder until the first Monthly Settlement Date.
“Discount Rate” means the CP Rate, the LIBO Rate or the Base Rate, as applicable, with respect to each Purchaser Interest.
“Dollars”, “$” or “U.S.$” means United States dollars.
“Earned Discounts” means, as of any date of determination, the sum of (a) the aggregate dollar amount of all rebate accruals resulting from volume discounts earned by Obligors for reasons other than payments made by such Obligors on account of Receivables within their payment terms and (b) an amount equal to the product of (i) 2.0% and (ii) the aggregate Outstanding Balance of all Receivables (net of volume rebates).
“Effective Date” means May 18, 2011.

“Eligible Receivable” means, at any time, a Receivable:
(i) the Obligor of which (a) if a corporation or other business organization, including any sole proprietorship, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; provided, however, that nothing contained herein shall preclude any natural person from providing a personal guarantee in favor of a corporation or other business organization, including any sole proprietorship, with respect to any Receivable; (b) is not an Affiliate of any of the parties hereto; and (c) is not a Designated Obligor,
(ii) the Obligor of which is not an Obligor on Defaulted Receivables, the balance of which exceeds twenty-five percent (25%) or more of such Obligor’s Receivables,
(iii) which is not a Defaulted Receivable or a Delinquent Receivable,
(iv) which (i) by its terms is due and payable within thirty (30) days of the original billing date therefor and has not had its payment terms extended or (ii) is an Extended Term Receivable,
(v) which is an “account” within the meaning of Section 9-105 of the UCC of all applicable jurisdictions,
(vi) which is denominated and payable only in United States dollars in the United States,
(vii) which arises under a Contract in substantially the form of one of the form contracts which has been approved by the Collateral Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, rescission, counterclaim or other defense,
(viii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of Seller under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement.
(ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the Originator, which goods shall have been sold and delivered and which services shall have been fully performed,
(x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,
(xi) which satisfies in all material respects all applicable requirements of the Credit and Collection Policy,
(xii) which was generated in the ordinary course of Originator’s business pursuant to duly authorized Contracts,
(xiii) which arises solely from the sale of goods or the provision of services, within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, to the related Obligor by Originator, and not by any other Person (in whole or in part),
(xiv) which has been validly transferred by the Originator to the Seller, and

(xv) in which the Collateral Agent has a valid and perfected security interest.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Extended Term Receivable” means a Receivable which by its terms is due and payable more than thirty (30) but less than sixty-one (61) days after the original billing date therefor and has not had its payment terms extended.
“Extended Term Receivables Limit” means, at any time, with respect to all Extended Term Receivables, an amount equal to the product of (i) 66.67% and (ii) the product of (A) the Loss Reserve Floor at such time and (B) the Net Receivables Balance as at the last day of the most recently ended Collection Period.
“Facility Termination Date” means May 16, 2012, as such date may be extended from time to time pursuant to, and in accordance with, Section 11.4 of this Agreement.
“Federal Bankruptcy Code” means Title 11, United States Code (Bankruptcy), as now and/or hereinafter in effect, or any successor thereto.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Collateral Agent from three federal funds brokers of recognized standing selected by it.
“Fee Letter” means that certain Tenth Amended and Restated Fee Letter dated as of the Effective Date among the Seller, the Originator, the Managing Agents and the Collateral Agent, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.
“Finance Charges” means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.
“Fitch” means Fitch, Inc. and any successor thereto.
“Funding Agreement” means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of a Conduit Purchaser.
“Funding Source” means (i) any Committed Purchaser or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to a Conduit Purchaser.
“Government Receivable” means a Receivable, the Obligor of which is a government or a governmental subdivision or agency.
“Government Receivables Limit” means (a) during a Level 1 Ratings Period, the Standard Concentration Limit or (b) during a Level 2 Ratings Period or a Level 3 Ratings Period, $0.

“Incremental Purchase” means a purchase of one or more Purchaser Interests which increases the total outstanding Capital hereunder.
“Indebtedness” of a Person means such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.
“Independent Director” shall mean a member of the Board of Directors of the Seller who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or any Affiliate of the Seller and (iii) is not connected as an officer, employee, promoter, underwriter, trustee, partner, director of person performing similar functions within the Seller, any Affiliate of the Seller or any Person with a material direct or indirect financial interest in the Seller.
“Joinder Agreement” has the meaning set forth in Section 11.3.
“JPMorgan Chase” has the meaning set forth in the preamble to this Agreement.
“Level 1 Ratings Period” means any period of time during which McKesson has two of the following Debt Ratings: (i) BBB- or higher by S&P, (ii) Baa3 or higher by Moody’s or (iii) BBB- or higher by Fitch.
“Level 2 Ratings Period” means any period of time, other than a Level 1 Ratings Period, during which McKesson has two of the following Debt Ratings (i) BB or higher by S&P, (ii) Ba2 or higher by Moody’s or (iii) BB or higher by Fitch.
“Level 3 Ratings Period” means any period of time other than a Level 1 Ratings Period or a Level 2 Ratings Period.
“LIBO Business Day” means a day of the year on which dealings in U.S. Dollar deposits are carried on the London interbank market.
“LIBO Rate” means,
(A) with respect to any Committed Purchaser in a CP Funding Purchaser Group, for any Tranche Period, the rate per annum equal to the sum of (i) (x) a rate of interest determined by a Managing Agent equal to the offered rate for deposits in Dollars, with a maturity comparable to such Tranche Period, appearing on Reuters Screen LIBOR01 (or any such screen as may replace such screen on such service or any successor to or substitute for such service, providing rate quotations comparable to those currently provided by such service, as determined by the related Managing Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market) at approximately 11:00 a.m., London time, on the second Business Day before the first day of such Tranche Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” for such Tranche Period shall be the rate at which deposits in Dollars in a principal amount which approximates the portion of the Capital of the Purchaser Interest to be funded or maintained (but not less than $1,000,000) and for a maturity comparable to such Tranche Period are offered by the related Reference Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the second Business Day before (and for value on) the first day of such Tranche Period, divided by (y) one minus the reserve percentage applicable two Business Days before the first day of such Tranche Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or, if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Tranche Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Liabilities is determined) having a term equal to such Tranche Period plus (ii) the Applicable Margin, rounded, if necessary, to the next higher 1/16 of 1%; or
(B) with respect to any Committed Purchaser in a Bank Funding Purchaser Group, on any day during a Tranche Period, the rate per annum equal to the sum of (i) LMIR for such day plus (ii) the Applicable Margin, rounded, if necessary, to the next higher 1/16 of 1%.
“Liquidity Agreement” means an agreement entered into by a Conduit Purchaser with one or more financial institutions in connection herewith for the purpose of providing liquidity with respect to the Capital funded by such Conduit Purchaser under this Agreement.
“LMIR” means, for any day, the one-month “Eurodollar Rate” for deposits in Dollars as reported on Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the relevant Managing Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes.
“Lock-Box” means a locked postal box maintained by McKesson, in its capacity as Servicer with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit I to the Fee Letter (as updated from time to time by written notice to the Collateral Agent pursuant to Section 6.2(b)).
“Loss Horizon Ratio” means, for any Collection Period, a fraction (calculated as a percentage) computed by dividing (i) the aggregate Outstanding Balance of all Receivables generated during the four and one-half most recently ended Collection Periods by (ii) the Net Receivables Balance as at the last day of the most recently ended Collection Period.
“Loss Reserve” means, on any date, an amount equal to (x) the greater of (i) the Loss Reserve Floor at such time and (ii) the Loss Reserve Ratio then in effect times (y) the Net Receivables Balance as of the close of business on the immediately preceding Business Day.
“Loss Reserve Floor” means 29%.
“Loss-to-Balance Ratio” means, as of the last day of any Collection Period, a percentage equal to (i) the aggregate amount of Receivables which were Defaulted Receivables as of the last day of such Collection Period and as of the last day of the two (2) preceding Collection Periods plus, without duplication, the dollar amount of Receivables less than ninety (90) days past due which were written off as uncollectible during such three Collection Periods, divided by (ii) the sum of the aggregate Outstanding Balance of all Receivables as of the last day of such three (3) Collection Periods.

“Loss Reserve Ratio” means, as of any date, an amount calculated as follows:

LRR	=	2.25 × DPR × LHR

where

LRR	=	the Loss Reserve Ratio;

DPR	=	the highest average of the Default Proxy Ratios for any three consecutive Collection Periods during the most recent twelve months; and

LHR	=	the Loss Horizon Ratio.
The Loss Reserve Ratio shall be calculated monthly in each Monthly Report and such Loss Reserve Ratio shall, absent manifest error, be effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date.
“Managing Agent” means, as to any Purchaser Group, each of the Persons listed on Schedule A hereto as a “Managing Agent” for such Purchaser Group, or in any Assignment Agreement or Joinder Agreement as a “Managing Agent” for the applicable Purchaser Group, together with its respective successors and permitted assigns.
“Material Adverse Effect” means a material adverse effect on (i) the financial condition or operations of any Seller Party and its Material Subsidiaries (except as otherwise disclosed to or discussed with the Managing Agents prior to the date hereof), (ii) the ability of any Seller Party to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser’s interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables; provided, that the insolvency of, or any other event with respect to, any Obligor or Obligors which results in the Eligible Receivables from such Obligor or Obligors ceasing to be Eligible Receivables shall not be deemed to have a “Material Adverse Effect” so long as (x) immediately after giving effect to such insolvency or event, as applicable, the Net Receivables Balance less the Aggregate Reserves equals or exceeds the Aggregate Capital, and (y) such insolvency or event, as applicable, does not materially adversely affect the ability of the initial Servicer to perform its obligations and duties under this Agreement.
“Material Subsidiary” means, at any time, any Subsidiary of McKesson having at such time ten percent (10%) or more of McKesson’s consolidated total (gross) revenues for the preceding four fiscal quarter period, as of the last day of the preceding fiscal quarter based upon McKesson’s most recent annual or quarterly financial statements delivered to the Collateral Agent and the Managing Agents under Section 6.1(a).
“McKesson” has the meaning set forth in the preamble to this Agreement.
“Monthly Report” means a report, in substantially the form provided to the Collateral Agent and the Managing Agents on the Effective Date or such other form as has been approved by the Collateral Agent and the Managing Agents in writing, appropriately completed and furnished by the Servicer to the Managing Agents pursuant to Section 7.5.
“Monthly Reporting Date” means the fifteenth (15) day of each month, or, if such day is not a Business Day, the next succeeding Business Day.

“Monthly Settlement Date” means the twentieth (20th) day of each month, or, if such date is not a Business Day, the next succeeding Business Day.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Net Receivables Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time (net of all Earned Discounts and quarterly volume rebates then in effect) reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor, (ii) the aggregate amount by which the Outstanding Balance of all Government Receivables exceeds the Government Receivables Limit and (iii) the aggregate amount by which the Outstanding Balance of all Extended Term Receivables exceeds the Extended Term Receivables Limit.
“Net Worth” means the sum of a capital stock and additional paid in capital plus retained earnings (or minus accumulated deficits) of the Originator and its Subsidiaries determined on a consolidated basis in conformity with generally accepted accounting principles on such date.
“Obligations” shall have the meaning set forth in Section 2.1.
“Obligor” means a Person obligated to make payments pursuant to a Contract.
“Originator” means McKesson, in its capacity as Seller under the Receivables Sale Agreement.
“Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof.
“Patriot Act” shall have the meaning set forth in Section 12.17.
“Permitted Liens” means liens, security interests, charges or encumbrances, or other rights or claims in, of or on any Person’s assets or properties (i) in favor of Collateral Agent or any Managing Agent or Purchaser, (ii) for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, (iii) of materialmen, mechanics, warehousemen, carriers or employees or other similar Adverse Claims arising by operation of law and securing obligations either not delinquent or being contested in good faith by appropriate proceedings, (iv) consisting of deposits or pledges to secure the performance of bids, trade contracts, leases, public or statutory obligations, or other obligations of a like nature incurred in the ordinary course of business (other than for indebtedness), and (v) on deposit accounts (and the contents thereof), in favor of the financial institution at which such account is located, arising pursuant to such financial institution’s standard terms and conditions governing such account.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Pooled Commercial Paper” means Commercial Paper notes of a Conduit Purchaser subject to any particular pooling arrangement by such Conduit Purchaser but excluding Commercial Paper issued by a Conduit Purchaser for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Conduit Purchaser.
“Potential Amortization Event” means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

“Prime Rate” means, with respect to any Purchaser Group, the rate of interest announced publicly by the related Reference Bank from time to time as its prime or base rate (such rate not necessarily being the lowest or best rate charged by such Reference Bank).
“Proposed Reduction Date” has the meaning set forth in Section 1.3.
“Pro Rata Share” means, for each Purchaser, as applicable, a fraction (expressed as a percentage), the numerator of which is the Capital associated with such Purchaser and the denominator of which is the Aggregate Capital.
“Purchase Limit” means $1,350,000,000.
“Purchase Notice” has the meaning set forth in Section 1.2.
“Purchase Price” means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.
“Purchaser” means any Conduit Purchaser or Committed Purchaser, as applicable.
“Purchaser Group” means a group consisting of either (x) one or more Conduit Purchasers, the related Committed Purchasers and the related Managing Agent or (y) one or more Committed Purchasers and the related Managing Agent.
“Purchaser Group Limit” means, for any Purchaser Group at any time, the aggregate amount of the Commitments of the Committed Purchasers in such Purchaser Group at such time.
“Purchaser Interest” means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Capital, Discount Rate and Tranche Period selected pursuant to the terms and conditions hereof in (i) each and every Receivable, (ii) all Related Security with respect to the Receivables, and (iii) all Collections with respect to, and other proceeds of the Receivables. Each such undivided percentage interest shall equal:

C
NRB – AR
where:

C	= the Capital associated with such Purchaser Interest

AR	= Aggregate Reserves

NRB	= the Net Receivables Balance.
Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until its Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to its Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding its Amortization Date shall remain constant at all times after such Amortization Date.

“Rating Agency” means each of S&P and Moody’s.
“Receivable” means any indebtedness or obligations owed to Seller by an Obligor (without giving effect to any transfer or conveyance hereunder) or in which the Seller has a security interest or other interest, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of pharmaceutical and other products and related services by the Originator to retail, chain and hospital pharmacies or drugstores and other healthcare facilities, and any other entities engaged in the sale or provision of pharmaceutical products and other products and related services, including, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.
“Receivables Dilution Ratio” means, as of the last day of any Collection Period, a percentage equal to (i) the sum of (A) the aggregate amount of Dilutions plus (B) an amount equal to the product of (x) 2.0% and (y) the aggregate Outstanding Balance of all Receivables (net of volume rebates) plus (C) the amount of volume rebates during such Collection Period and the two (2) preceding Collection Periods, divided by (ii) the sum of the aggregate Outstanding Balance of all Receivables as of the last day of each of such three (3) Collection Periods.
“Receivables Sale Agreement” means that certain Third Amended and Restated Receivables Sale Agreement, dated as of May 18, 2011, between the Originator and the Seller (as amended, restated, supplemented or otherwise modified and in effect from time to time).
“Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.
“Reduction Notice” has the meaning set forth in Section 1.3.
“Reference Bank” means, with respect to any Purchaser Group at any time, the Committed Purchaser or Managing Agent in such Purchaser Group designated by the related Managing Agent to be the “Reference Bank” for such Purchaser Group.
“Reinvestment” has the meaning set forth in Section 2.2.
“Related Security” means, with respect to any Receivable:
(i) all of Seller’s interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,
(ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,
(iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

(iv) all service contracts and other contracts and agreements associated with such Receivable,
(v) all Records related to such Receivable,
(vi) all of Seller’s right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable, and
(vii) all proceeds of any of the foregoing.
“Required Capital Amount” means, as of any date of determination, an amount equal to the Net Receivables Balance multiplied by 3%.
“Required Committed Purchasers” means, at any time, Committed Purchasers with Commitments in excess of 66-2/3% of the Purchase Limit.
“Required Notice Period” means, with respect to any Incremental Purchase or Aggregate Reduction, no later than 12:00 noon (Chicago time) on the Business Day immediately prior to the Business Day on which such Incremental Purchase or Aggregate Reduction, as applicable, is to occur.
“Revolving Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of June 8, 2007 among McKesson and McKesson Canada Corporation, as Borrowers, Bank of America, N.A., as Administrative Agent, Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent, JPMorgan Chase and Wachovia Bank, N.A., as Co-Syndication Agents, Wachovia Bank, N.A., as L/C Issuer, Scotia and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Seattle Branch, as Co-Documentation Agents, the other Lenders party thereto and Banc of America Securities LLC, as sole Lead Arranger and sole Book Manager (as amended, restated, supplemented or otherwise modified from time to time) providing a five year revolving credit facility in favor of McKesson.
“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
“Seller” has the meaning set forth in the preamble to this Agreement.
“Seller Interest” means, at any time, an undivided percentage ownership interest of Seller in the Receivables, Related Security and all Collections with respect thereto equal to (i) one, minus (ii) the aggregate of the Purchaser Interests.
“Seller Parties” has the meaning set forth in the preamble to this Agreement.
“Servicer” means at any time the Person (which may be the Collateral Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.
“Servicer Default” means any Amortization Event occurring with respect to the Servicer.
“Servicing Fee” has the meaning set forth in Section 7.6 of this Agreement.
“Settlement Date” means (A) the Monthly Settlement Date and (B) the last day of the relevant Tranche Period in respect of each Purchaser Interest.

“Special Concentration Limit” means, at any time, with respect to any Special Obligor (together with its Affiliates or subsidiaries), the product of (i) the applicable percentage set forth below corresponding to Moody’s and S&P short-term debt ratings for such Special Obligor at such time or such percentage as may be otherwise set forth below with respect to such Special Obligor and (ii) the Net Receivables Balance at such time:

Special Obligors with ratings at or above:
S&P Rating		Moody’s Rating	Percentage
A-1+	and	P-1	14.50%
A-1	and	P-1	9.57%
A-2 or lower or unrated	and	P-2 or lower or unrated	7.25%
provided, that notwithstanding the foregoing grid:
(a) (i) for so long as the short-term public debt rating of CVS/Caremark Corporation from S&P is “A-2” or higher and “P-2” or higher from Moody’s, the Special Concentration Limit for CVS/Caremark Corporation shall be 14.50%, (ii) for so long as the short-term public debt rating of CVS/Caremark Corporation is “A-3” from S&P and “P-3” from Moody’s, the Special Concentration Limit for CVS/Caremark Corporation shall be 9.57% and (iii) for so long as the short-term public debt rating of CVS/Caremark Corporation is below “A-3” from S&P or below “P-3” from Moody’s or for so long as CVS/Caremark Corporation is unrated by either S&P or Moody’s, the Special Concentration Limit for CVS/Caremark Corporation shall be 7.25%;
(b) (i) for so long as the short-term public debt rating of Safeway Inc. from S&P is “A-3” or higher and from Moody’s is “P-3” or higher, the Special Concentration Limit for Safeway Inc. shall be the product of (x) 9.57% and (y) the Net Receivables Balance at such time and (ii) for so long as the short-term public debt rating of Safeway Inc. is below “A-3” from S&P or below “P-3” from Moody’s, or if the public debt of Safeway Inc. is unrated by either of Moody’s or S&P, the Standard Concentration Limit shall apply to such Obligor;
(c) for so long as the short-term public debt rating of Wal-Mart Stores, Inc. from S&P is “A-1+” or higher and from Moody’s is “P-1” or higher, the Special Concentration Limit for Wal-Mart Stores, Inc. shall be the product of (x) 21.75% and (y) the Net Receivables Balance at such time; and
provided, further, that any Managing Agent may, upon not less than five (5) Business Days’ notice to Seller, cancel or reduce any Special Concentration Limit. In the event that any Special Obligor is or becomes an Affiliate of another Special Obligor, the Special Concentration Limit for such Special Obligors shall be calculated as if such Obligors were a single Obligor in the same manner as contemplated under the definition of “Concentration Limit”.
“Special Obligor” means Wal-Mart Stores, Inc., CVS/Caremark Corporation, Target Corporation, Walgreen Co., Safeway, Inc. and such other Special Obligors as may be designated by the Managing Agents from time to time.
“Standard Concentration Limit” means, at any time, with respect to any Obligor other than a Special Obligor, the product of (i) 4.35% and (ii) the Net Receivables Balance at such time.
“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Seller.

“Terminating Committed Purchaser” has the meaning set forth in Section 11.5.
“Terminating Tranche” has the meaning set forth in Section 3.3(b).
“Termination Date” has the meaning set forth in Section 11.5.
“Termination Percentage” means, with respect to any Terminating Committed Purchaser, a percentage equal to (i) the Capital of such Terminating Committed Purchaser outstanding on its respective Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date.
“Total Capitalization” means, on any date, the sum of (a) Total Debt and (b) the Net Worth on such date.
“Total Debt” means, on any date, the difference of (i) all “Indebtedness” (as such term is defined in the Revolving Credit Agreement) of the Originator and its Subsidiaries determined on a consolidated basis minus (ii) all such “Indebtedness” comprised of the Indebtedness incurred by the Seller under the Transaction Documents.
“Tranche Period” means, with respect to any Purchaser Interest held by a Committed Purchaser:
(a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, (x) with respect to a Committed Purchaser in a CP Funding Purchaser Group, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Managing Agent and Seller, commencing on a Business Day selected by Seller or such Managing Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or (y) with respect to a Committed Purchaser in a Bank Funding Purchaser Group, each Accrual Period; or
(b) if Yield for such Purchaser Interest is calculated on the basis of the Base Rate, a period commencing on a Business Day selected by Seller and agreed to by the applicable Managing Agent, provided no such period shall exceed one month.
If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest of which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the applicable Managing Agent. In no event shall any Tranche Period extend beyond the Facility Termination Date.
“Transaction Documents” means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Fee Letter, each Liquidity

Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.
“Weekly Report” means a report, in form and substance mutually acceptable to the Seller and the Managing Agents (appropriately completed), furnished by the Servicer to the Managing Agents on each Weekly Reporting Date pursuant to Section 7.5, reflecting information for the seven (7) day period ending on the day immediately preceding such Weekly Reporting Date.
“Weekly Reporting Date” means each Wednesday (or if such day is not a Business Day, the next succeeding Business Day).
“Yield” means for each respective Tranche Period relating to Purchaser Interests, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.
All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York or California, as applicable, and not specifically defined herein, are used herein as defined in such Article 9.

EXHIBIT II
FORM OF PURCHASE NOTICE
[Date]
[Insert Names and Addresses of Managing Agents]
Re: Purchase Notice
Ladies and Gentlemen:
The undersigned refers to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (the “Receivables Purchase Agreement,” the terms defined therein being used herein as therein defined), among the undersigned, as Seller and McKesson Corporation, as initial Servicer, the “Conduit Purchasers” from time to time party thereto, the “Committed Purchasers” from time to time party thereto, the “Managing Agents” from time to time parties thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Purchasers, and hereby gives you notice, irrevocably, pursuant to Section 1.2 of the Receivables Purchase Agreement, that the undersigned hereby requests an Incremental Purchase under the Receivables Purchase Agreement, and in that connection sets forth below the information relating to such Incremental Purchase (the “Proposed Purchase”) as required by Section 1.2 of the Receivables Purchase Agreement:
(i) The Business Day of the Proposed Purchase is [insert purchase date], which date gives effect to the applicable Required Notice Period.[1]
(ii) The requested Purchase Price in respect of the Proposed Purchase is $___.

(iii) If the Proposed Purchase to be funded by the Committed Purchasers, the requested Discount Rate is ___ and the requested Tranche Period is ___.
(iv) The requested maturity date for the Tranche Period is ___.
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Purchase (before and after giving effect to the Proposed Purchase):
(i) the representations and warranties of the undersigned set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the date of such Proposed Purchase as though made on and as of such date;
(ii) no event has occurred and is continuing, or would result from such Proposed Purchase, that will constitute an Amortization Event or a Potential Amortization Event; and

_____________________________
[1] “Required Notice Period” means, with respect to any Incremental Purchase or Aggregate Reduction, no later than 12:00 noon (Chicago time) on the Business Day immediately prior to the Business Day on which such Incremental Purchase or Aggregate Reduction, as applicable, is to occur.

(iii) the Facility Termination Date shall not have occurred, the aggregate Capital of all Purchaser Interests shall not exceed the Purchase Limit and the aggregate Receivable Interests shall not exceed 100%.

Very truly yours,

CGSF FUNDING CORPORATION

By:
Name:
Title:

EXHIBIT II-A
FORM OF REDUCTION NOTICE
[Date]
[Insert Names of Managing Agents]

Re:	Reduction Notice
Ladies and Gentlemen:
Reference is hereby made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011, by and among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as servicer, the Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Managing Agents from time to time party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent (the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.
The Managing Agents are hereby notified of the following Aggregate Reduction:

Aggregate Reduction:	$	[	]
Proposed Reduction Date: [2]		[	]
The Aggregate Reduction will be made in available funds (by 12:00 noon New York City time) to: [Insert Names and Wiring Instructions for Managing Agents]
After giving effect to such Aggregate Reduction made on the Proposed Reduction Date, the Aggregate Capital is $[ó].

Very truly yours,

CGSF FUNDING CORPORATION

By:
Name:
Title:

____________________________
(2) “Required Notice Period” means, with respect to any Incremental Purchase or Aggregate Reduction, no later than 12:00 noon (Chicago time) on the Business Day immediately prior to the Business Day on which such Incremental Purchase or Aggregate Reduction, as applicable, is to occur.

II-A-1

____________________________
(2) “Required Notice Period” means, with respect to any Incremental Purchase or Aggregate Reduction, no later than 12:00 noon (Chicago time) on the Business Day immediately prior to the Business Day on which such Incremental Purchase or Aggregate Reduction, as applicable, is to occur.

EXHIBIT III
PLACES OF BUSINESS OF THE SELLER PARTIES;
LOCATIONS OF RECORDS;
FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

	CGSF Funding Corporation	McKesson Corporation
Principal Place of Business	One Post Street San Francisco CA 94104	One Post Street San Francisco, CA 94104
Location of Records	One Post Street San Francisco, CA 94104 Customer and Financial Services 1220 Senlac Drive Carrollton, TX 75006	One Post Street San Francisco, CA 94104 Customer and Financial Services 1220 Senlac Drive Carrollton, TX 75006

III-1

EXHIBIT IV
[RESERVED.]

IV-1

EXHIBIT V
FORM OF COMPLIANCE CERTIFICATE
To:    [Insert Names of Managing Agents]
This Compliance Certificate is furnished pursuant to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of May 18, 2011 among CGSF Funding Corporation (the “Seller”), McKesson Corporation (the “Servicer”), the “Conduit Purchasers” from time to time party thereto, the “Committed Purchasers” from time to time party thereto, the “Managing Agents” from time to time parties thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Purchasers (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
THE UNDERSIGNED HEREBY CERTIFIES THAT:
1. I am the duly elected ______ of Seller.
2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.
3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.
4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.
5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:
[describe event(s)]
The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , _____________.

Name:
Title:

V-1

SCHEDULE I TO COMPLIANCE CERTIFICATE
A. Schedule of Compliance as of ____, ____ with Section ____ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
This schedule relates to the month ended: _____

V-2

EXHIBIT VI
FORM OF ASSIGNMENT AGREEMENT
THIS ASSIGNMENT AGREEMENT is entered into as of the ____ ] day of [____, ____], by and between ____ (“Seller”) and (“Purchaser”).
PRELIMINARY STATEMENTS
A. This Assignment Agreement is being executed and delivered in accordance with Section 11.1(b) of that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of May 18, 2011 by and among CGSF Funding Corporation, as Seller, McKesson Corporation, as Servicer, the “Conduit Purchasers” from time to time party thereto, the “Committed Purchasers” from time to time party thereto, the “Managing Agents” from time to time parties thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Purchasers (as amended, modified or restated from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.
B. The Seller is a Committed Purchaser party to the Purchase Agreement, and the Purchaser wishes to become a Committed Purchaser thereunder; and
C. The Seller is selling and assigning to the Purchaser an undivided     % (the “Transferred Percentage”) interest in all of Seller’s rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Seller’s Commitment, the Seller’s obligations under [ describe applicable Liquidity Agreement ] and (if applicable) the Capital of the Seller’s Purchaser Interests as set forth herein;
The parties hereto hereby agree as follows:
1. This sale, transfer and assignment effected by this Assignment Agreement shall become effective (the “Effective Date”) two (2) Business Days (or such other date selected by the Collateral Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement (“Effective Notice”) is delivered by the Collateral Agent to the Conduit Purchasers, the Seller and the Purchaser. From and after the Effective Date, the Purchaser shall be a Committed Purchaser party to the Purchase Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.
2. If the Seller has no outstanding Capital under the Purchase Agreement, on the Effective Date, Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller’s Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of the Seller’s future funding obligations under Section 4.1 of the Purchase Agreement.
3. If the Seller has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of the Seller, on the Effective Date the Purchaser shall pay to the Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of the Seller’s Purchaser Interests (such amount, being hereinafter referred to as the “Purchaser’s Capital”); (ii) all accrued but unpaid (whether or not then due) Yield attributable to the

Purchaser’s Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of the Purchaser’s Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the “Purchaser’s Acquisition Cost”);
whereupon, the Seller shall be deemed to have sold, transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller’s Commitment and the Capital of the Seller’s Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of the Seller’s future funding obligations under Section 4.1 of the Purchase Agreement.
4. Concurrently with the execution and delivery hereof, the Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such Seller pursuant to the Purchase Agreement.
5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.
6. By executing and delivering this Assignment Agreement, the Seller and the Purchaser confirm to and agree with each other, the Collateral Agent and the Committed Purchasers as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, the Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchaser, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, any Seller Affiliate or the performance or observance by the Seller, any Obligor, any Seller Affiliate of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Purchaser confirms that it has received a copy of the Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) the Purchaser will, independently and without reliance upon the Collateral Agent, the Conduit Purchasers, the Seller or any other Committed Purchaser or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) the Purchaser appoints and authorizes the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) the Purchaser appoints and authorizes the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the Transaction Documents, are required to be performed by it as a Committed Purchaser or, when applicable, as a Purchaser.

7. Each party hereto represents and warrants to and agrees with the Collateral Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Sections 4.1 and 14.6 thereof.
8. Schedule I hereto sets forth the revised Commitment of the Seller and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.
9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
10. The Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of the Conduits, it will not institute against, or join any other Person in instituting against, any Conduit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

[SELLER]

By:
Name:
Title:

[PURCHASER]

By:
Name:
Title:

SCHEDULE I TO ASSIGNMENT AGREEMENT
LIST OF LENDING OFFICES, ADDRESSES
FOR NOTICES AND COMMITMENT AMOUNTS
Date: ______________,_____
Transferred Percentage: ____________%

	A-1	A-2	B-1	B-2
Seller	Commitment [existing]	Commitment [revised]	Outstanding Capital (if any)	Ratable Share

		A-1	B-1	B-2
Purchaser		Commitment [initial]	Outstanding Capital (if any)	Ratable Share

The Assignee is a member of a [Bank][CP] Funding Purchaser Group.
Address for Notices
Attention:
Phone:
Fax:

SCHEDULE II TO ASSIGNMENT AGREEMENT
EFFECTIVE NOTICE

TO:    __________, Seller
___________________
___________________
___________________

TO:    __________, Purchaser
___________________
___________________
___________________

The undersigned, as Collateral Agent under the Fourth Amended and Restated Receivables Purchase Agreement dated as of May 18, 2011 by and among CGSF Funding Corporation, as Seller, McKesson Corporation, as Servicer, the “Conduit Purchasers” from time to time party thereto, the “Committed Purchasers” from time to time party thereto, the “Managing Agents” from time to time parties thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Purchasers, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of _____, ______ between ______, as Seller, and _______, as Purchaser. Terms defined in such Assignment Agreement are used herein as therein defined.
1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be _________, ______.
2. The Managing Agent, on behalf of the affected Conduits, hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Purchase Agreement.

[3. Pursuant to such Assignment Agreement, the Purchaser is required to pay $____ to the Seller at or before 12:00 noon (local time of the Seller) on the Effective Date in immediately available funds. ]

Very truly yours,

JPMORGAN CHASE BANK, N.A., individually and as Collateral Agent [and a Managing Agent]

By:
Title:

EXHIBIT VII
FORM OF JOINDER AGREEMENT
Reference is made to the Fourth Amended and Restated Receivables Purchase Agreement dated as of May 18, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among CGSF Funding Corporation (the “Seller”), McKesson Corporation, as initial Servicer (together with its successors and assigns, the “Servicer”), the “Conduit Purchasers” from time to time party thereto, the “Committed Purchasers” from time to time party thereto, the “Managing Agents” from time to time party thereto and JPMorgan Chase Bank, N.A., as collateral agent (the “Collateral Agent”). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement.
(the “New Managing Agent”),              (the “New Conduit Purchaser”),              (the “New Committed Purchaser[s]”; and together with the New Managing Agent and New Conduit Purchaser , the “New Purchaser Group”), the Seller, the Servicer and the Collateral Agent agree as follows:
1. Pursuant to Section 12.3 of the Agreement, the Seller has requested that the New Purchaser Group agree to become a “Purchaser Group” under the Agreement.
2. The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Collateral Agent and (ii) the date of this Joinder Agreement.
3. By executing and delivering this Joinder Agreement, each of the New Managing Agent, the New Conduit Purchaser and the New Committed Purchaser[s] confirms to and agrees with each other party to the Agreement that (i) it has received a copy of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) it will, independently and without reliance upon the Collateral Agent, the other Managing Agents, the other Purchasers or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any Transaction Document; (iii) it appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Agreement, the Transaction Documents and any other instrument or document pursuant thereto as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under the Agreement, the Transaction Documents, the Receivables, the Related Security and the Collections; (iv) it will perform all of the obligations which by the terms of the Agreement and the Transaction Documents are required to be performed by it as a Managing Agent, a Conduit Purchaser and a Committed Purchaser, respectively; (v) its address for notices shall be the office set forth beneath its name on the signature pages of this Joinder Agreement; and (vi) it is duly authorized to enter into this Joinder Agreement.
4. On the Effective Date of this Joinder Agreement, each of the New Managing Agent, the New Conduit Purchaser and the New Committed Purchaser[s] shall join in and be a party to the Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent, a Conduit Purchaser and a Committed Purchaser, respectively, under the Agreement.
5. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

VII-1

6. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule I hereto.

VII-2

Schedule I
to
Joinder Agreement
Dated ___ ___, 20___
Section 1.
The “CP Rate” for any Tranche Period for any Purchaser Interest owned by the New Conduit Purchaser is [____].
The “LIBO Rate” for any Tranche Period for any Purchaser Interest funded by any member of the New Purchaser Group is [____].
The “Base Rate” for any Tranche Period for any Purchaser Interest owned by the New Purchaser Group is [____].
The New Purchaser Group is a [Bank][CP] Funding Purchaser Group.
Section 2.
The “Commitment[s]” with respect to the New Committed Purchaser[s] [is][are]:

[New Committed Purchaser]	$	[____	]

NEW CONDUIT PURCHASER:	[NEW CONDUIT PURCHASER]

By:
Name:
Title:

Address for notices:
[Address]

NEW COMMITTED PURCHASER[S]:	[NEW COMMITTED PURCHASER]

By:
Name:
Title:

Address for notices:
[Address]

NEW MANAGING AGENT:	[NEW MANAGING AGENT]

By:
Name:
Title:

Address for notices:
[Address]

Consented to this ___ day of _________, 20 ___ by:

CGSF FUNDING CORPORATION
as Seller

By:
Name:
Title:

MCKESSON CORPORATION as Servicer

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

[SIGNATURE BLOCK FOR EACH MANAGING AGENT]
as A Managing Agent

VII-4

SCHEDULE A
PURCHASER GROUPS AND COMMITMENTS

Purchaser Group	Conduit Purchaser(s)	Purchaser Group Type	Committed Purchaser(s)	Commitment	Purchaser Group Limit
JPMorgan Purchaser Group	Jupiter Securitization Company LLC	CP Funding Purchaser Group	JPMorgan Chase Bank, N.A.	$250,000,000	$250,000,000
Scotia Purchaser Group	Liberty Street Funding LLC	CP Funding Purchaser Group	The Bank of Nova Scotia	$200,000,000	$200,000,000
Rabobank Purchaser Group	Nieuw Amsterdam Receivables Corporation	CP Funding Purchaser Group	Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	$150,000,000	$150,000,000
BTMU Purchaser Group	Gotham Funding Corporation	CP Funding Purchaser Group	The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch	$200,000,000	$200,000,000
Bank of America Purchaser Group	N/A	Bank Funding Purchaser Group	Bank of America, N.A.	$150,000,000	$150,000,000
PNC Purchaser Group	Market Street Funding LLC	CP Funding Purchaser Group	PNC Bank, National Association	$150,000,000	$150,000,000
Fifth Third Purchaser Group	N/A	Bank Funding Purchaser Group	Fifth Third Bank	$150,000,000	$150,000,000
HSBC Purchaser Group	Bryant Park Funding LLC	CP Funding Purchaser Group	HSBC Bank plc	$100,000,000	$100,000,000

		TOTAL		$1,350,000,000	$1,350,000,000

A-1

SCHEDULE B
PURCHASER GROUP NOTICE

Purchaser Group	Notice Address
JPMorgan Purchaser Group	JPMorgan Chase Bank, N.A. 10 South Dearborn Street Suite IL1-0079 Chicago, IL 60670 Attn: Asset Backed Securities

Scotia Purchaser Group	The Bank of Nova Scotia One Liberty Plaza New York, New York 10006 Attn: Darren Ward

Rabobank Purchaser Group	Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch 245 Park Avenue, 37th Floor New York, New York 10167 Attn: Transaction Management

BTMU Purchaser Group	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, New York 10020 Attn: John Donoghue

Bank of America Purchaser Group	Bank of America, N.A. 214 North Tryon Street NC1-027-21-04 Charlotte, NC 28202 Attn: Securitization Finance Group

B-1

PNC Purchaser Group	PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222 Attn: Tony Stahley

Fifth Third Purchaser Group	Fifth Third Bank 38 Fountain Square Plaza MD 109046 Cincinnati, OH 45202 Attn: Asset Securitization Group

HSBC Purchaser Group	HSBC Securities (USA), Inc. 452 Fifth Avenue New York, New York 10018 Attn: Thomas A. Carroll, Director

B-2